UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Hong T. Le

SMALLCAP World Fund, Inc.

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

SMALLCAP World Fund®

Annual report for the year ended September 30, 2023

We believe small
companies around
the world can provide
opportunities for
investors

SMALLCAP World Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Refer to page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, refer to capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations and political instability. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

28	Financial statements

53	Board of directors and other officers

Fellow investors:

In a period characterized by market volatility and geopolitical turmoil, SMALLCAP World Fund generated a return of 13.64% (F-2 shares) for the fund’s fiscal year ended September 30, 2023. Over the same 12-month period, the fund’s primary benchmark index, the MSCI All Country World Small Cap Index — an unmanaged measure of small capitalization companies from around the world — climbed 15.24%.

Over the last 12 months, the U.S. Federal Reserve maintained its hawkish stance — unrelenting in its goal to tame inflation. Thus far the U.S. economy has proved resilient in the face of higher interest rates, though we caution that much can change over the next 6–12 months. We believe the fund is well-positioned to weather any forthcoming volatility.

Although the fund modestly lagged its benchmark for the 12-month period ended September 30, 2023, it recorded positive relative returns over the five-year, ten-year and lifetime periods. As always, our focus remains on delivering long-term growth of capital to fund investors by finding compelling opportunities among some of the fastest growing and most innovative companies in the world.

The year in review

In our many decades of fund management, we have refined our playbook for how to position the portfolio during both up- and down-market cycles. Times of market uncertainty are nothing new for this fund, or its portfolio managers. We have weathered periods of significant market distress, such as the dot-com bubble, global financial crisis, Brexit and most recently the Russia-Ukraine war. Throughout these tumultuous times, our focus has always been on finding differentiated companies that offer long-term capital appreciation.

Results at a glance

For periods ended September 30, 2023, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

SMALLCAP World Fund (Class F-2 shares2)	13.64%	4.36%	7.17%	9.29%
SMALLCAP World Fund (Class A shares)	13.31	4.08	6.89	9.02
MSCI All Country World Small Cap Index[3]	15.24	3.53	6.16	7.65

[1]	Lifetime returns are as of April 30, 1990, the inception date of Class A shares.
[2]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Because the index was not in existence when the fund’s Class A shares were first sold, cumulative returns through May 31, 1994, reflect the returns of the S&P Developed <$1.2 Billion Index. MSCI source: MSCI. S&P source: S&P Dow Jones Indices LLC.

Past results are not predictive of results in future periods.

SMALLCAP World Fund	1

Our investment professionals have pressure-tested their investment theses to focus on the highest conviction holdings. We are confident that we are in a strong position as a result of this exercise and our deep fundamental research capabilities, our discipline and our rigorous investment process.

This year, the U.S. Federal Reserve continued its battle against inflation — raising interest rates seven times since September 2022. We are seeing early signs of inflation cooling off — with the year-on-year consumer price index (CPI) dropping from 9% last year to 3% as of August 2023. To date, the U.S. consumer has proven largely immune to higher real interest rates thanks to a healthy labor market and pent-up demand for goods and services post-COVID.

That said, cracks are beginning to emerge as the economy works its way through the remnants of COVID-era financial stimulus. While wage growth has been strong and enduring labor markets offered a supportive backdrop for the economy, we expect this will increasingly impact profit margins for companies. For example, there are signs that some segments of the consumer are seeing the cumulative impacts of inflation, along with using up accumulated savings from stimulus during COVID — dollar stores are examples of this.

In March 2023, the U.S. passed a small banking crisis relatively quickly, and we are seeing stabilization after significant government intervention. While the fund did not have a large exposure to regional banks, there was unfortunately some impact — for example our holding of Silicon Valley Bank (SVB). Fortunately, this holding was significantly smaller than prior years as we had reduced this holding before the crisis set in. Our investment analysts are doing deep work on the sector to find potential opportunities over the next few years.

Meanwhile, a reshoring theme has emerged globally following the supply chain issues seen exiting the COVID-19 pandemic. Companies that were once reliant on single sources for production are taking a more cautious approach to building out supply chains. What some are now referring to as a ‘renaissance’ of U.S. manufacturing is beginning to take shape, in part due to reshoring incentives included in the U.S. Inflation Reduction Act.

Outside of the U.S., a strong U.S. dollar continues to present a currency headwind for total returns, particularly for emerging market companies. In Europe, the Russia-Ukraine war continues to shape European policies related to food and energy security, as well as climate change mitigation. In China, structural headwinds, including a weak real estate market, weigh on the country’s economic recovery. In India, economic reforms, government investment in infrastructure, technology and manufacturing are giving way to a period of booming economic growth for the region.

Among sector highlights, communication services and information technology have been two of the best returning sectors year to date. Utilities and real estate are two of the worst returning sectors.

How the fund responded

Among our top 20 holdings, 95% had positive absolute returns over the fiscal year period, with an average return of 42.48%. The holdings in the portfolio reflect our conviction in the opportunity for long-term value creation by these companies.

U.S. ground transportation company Saia (up 109.82%), asset management company Ares Management (up 66.05%) and building materials company TopBuild (up 52.69%) were among the largest contributors to the fund’s 12-month relative return, as of September 30, 2023. U.S. semiconductor manufacturer Wolfspeed (down 63.14%), healthcare oncology company Novocure (down 78.74%) and pet insurance company Trupanion (down 52.55%) were among the largest detractors.

We take a bottom-up approach to our security selection, relying on fundamental research and analysis to assess the potential for a company or issuer to generate long-term value. Real estate and financial securities were the strongest contributors to relative returns, while healthcare and information technology detracted most.

Our holdings span 39 countries, as we identify compelling and differentiated opportunities across the globe. The fund

Past results are not predictive of results in future periods.

2	SMALLCAP World Fund

saw the strongest contributions from our U.S. and Greece holdings, while our holdings in Japan and China were the largest detractors on a relative return basis. U.S. companies comprised 43.6% of the fund’s holdings, with the balance split across countries in Europe (21.7%), Asia-Pacific (21.1%) and other countries including Canada and Latin America (6.3%).

The fund ended the fiscal year with 7.3% of its assets held in cash and other short-term securities. We leverage our liquidity to capitalize on investment opportunities and to help mitigate the effects of market volatility.

The road ahead

We are confident that our commitment to deep, fundamental research will arm our investment professionals with the insights necessary to make informed investment decisions.

Despite geopolitical volatility, we are continuing to find compelling investment opportunities across the globe. We will monitor the strength of the U.S. economy and the impact of rising rates on companies and the economy overall. Ultimately, we believe good companies and agile management teams with strong product and service offerings should be able to successfully navigate this environment.

India is one of the fastest growing economies in the world — and a region where we see potential for significant secular growth. Government reforms, an infrastructure boom and expanding manufacturing capacity are creating meaningful growth opportunities for this economy. We have positioned the portfolio to potentially benefit from these tailwinds.

Globally, we are finding that the rise of artificial intelligence has so far primarily benefited mega-cap companies. We are assessing the opportunities, and threats, to smaller companies based on this emerging theme.

We are confident in the opportunities the SMALLCAP World Fund provides to its investors — including access to our global research team of over 100 investment professionals that are out meeting with companies every day to identify the innovators and standard-setters shaping our future. Our collective depth of experience and resources support our commitment to identifying differentiated companies that we believe can support superior long-term outcomes for our clients.

Finally, co-president of the fund, Jonathan Knowles, would like to extend his sincere gratitude to shareholders for their support during his 23-year tenure as a portfolio manager on SMALLCAP World Fund. Jonathan is one of the longest standing portfolio managers on the fund and has made significant contributions to the fund’s growth and success over the last two decades.

Jonathan’s retirement at year end 2023 comes as a part of the fund’s long-term succession planning, and our deep bench of experienced investment professionals will help position the fund for future success.

We thank you for the trust you have placed in us, and your continued support of the SMALLCAP World Fund. We look forward to reporting to you again in six months.

Cordially,

Julian N. Abdey

Co-President

Jonathan Knowles

Co-President

Gregory W. Wendt

Co-President

November 7, 2023

For current information about the fund, visit capitalgroup.com.

Past results are not predictive of results in future periods.

SMALLCAP World Fund	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. For current information and month-end results, refer to capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends and reinvested capital gain distributions.
[3]	The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Because the index was not in existence when the fund’s Class A shares were first sold, cumulative returns through May 31, 1994, reflect the returns of the S&P Developed <$1.2 Billion Index. MSCI source: MSCI. S&P source: S&P Dow Jones Indices LLC.
[4]	For the period April 30, 1990, commencement of operations, through September 30, 1990.

$400,000
200,000
100,000
50,000
20,000
10,000
7,000
Year ended September 30
1990[4]
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2023)

	1 year	5 years	10 years
Class F-2 shares	13.64%	4.36%	7.17%
Class A shares*	6.80	2.86	6.26

**Assumes payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratios are 0.77% for Class F-2 shares and 1.06% for Class A shares as of the prospectus dated December 1, 2023 (unaudited). The expense ratios are restated to reflect current fees.

4	SMALLCAP World Fund

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in SMALLCAP World Fund’s Class F-2 and Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2023, the end of the fund’s latest fiscal year. In the case of F-2 shares, the $10,000 would have grown to $194,781 with all distributions reinvested. In the case of A shares, the $10,000 would have grown to $168,950 with all distributions reinvested, even after deducting the maximum 5.75% sales charge.

SMALLCAP World Fund	5

Investment portfolio September 30, 2023

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	43.59%
Eurozone*	8.89
India	7.26
Japan	6.67
United Kingdom	5.20
Sweden	3.50
Canada	3.34
Switzerland	2.53
China	1.77
Other countries	9.99
Short-term securities & other assets less liabilities	7.26
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Slovenia and Spain.

Common stocks 91.60%	Shares	Value (000)
Industrials 21.08%
Saia, Inc.[1,2]	1,982,584	$790,357
Diploma PLC[1]	10,722,439	391,737
Comfort Systems USA, Inc.[1]	2,278,965	388,358
Interpump Group SpA[1]	7,903,927	362,114
IMCD NV	2,500,730	316,099
ATS Corp.[1,2]	7,339,577	312,874
AZEK Co., Inc. (The), Class A1,2	9,089,023	270,308
BayCurrent Consulting, Inc.	7,161,700	239,295
BELIMO Holding AG	486,885	230,773
Chart Industries, Inc.[2,3]	1,259,370	212,985
Arcosa, Inc.[1]	2,953,614	212,365
XPO, Inc.[2]	2,842,812	212,244
Crane Co.	2,375,716	211,059
VAT Group AG	553,191	196,988
NIBE Industrier AB, Class B	29,398,225	191,578
Stericycle, Inc.[2]	4,223,425	188,829
Wizz Air Holdings PLC[1,2]	7,274,650	169,301
EnPro Industries, Inc.[1]	1,363,052	165,188
International Container Terminal Services, Inc.	44,009,076	160,803
TransDigm Group, Inc.[2]	190,000	160,195
Willscot Mobile Mini Holdings Corp., Class A2	3,841,326	159,761
Visional, Inc.[1,2,3]	3,127,230	157,084
Regal Rexnord Corp.	1,087,715	155,413
TFI International, Inc. (CAD denominated)	1,095,482	140,693
TFI International, Inc.	68,200	8,757
Trelleborg AB, Class B	5,782,697	143,498
Carel Industries SpA[1]	5,962,851	142,928
Armstrong World Industries, Inc.	1,984,953	142,917
Hensoldt AG	4,722,320	139,317
Kadant, Inc.[1]	611,789	137,989
Grupo Aeroportuario del Centro Norte, SAB de CV, Series B	12,071,262	131,009
Harmonic Drive Systems, Inc.[1,3]	5,827,850	129,347
RS Group PLC	13,957,409	124,706
Japan Airport Terminal Co., Ltd.	2,887,481	122,208
ESCO Technologies, Inc.	1,156,662	120,802
ICF International, Inc.[1]	978,476	118,210
Cleanaway Waste Management, Ltd.	75,279,081	116,754
KEI Industries, Ltd.	3,635,766	115,608
Watsco, Inc.	300,000	113,316
Enerpac Tool Group Corp., Class A1	4,228,689	111,764
Rumo SA	23,640,000	107,323
Graco, Inc.	1,374,000	100,137
Simpson Manufacturing Co., Inc.	657,421	98,488

6	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Spirax-Sarco Engineering PLC	848,200	$98,083
Aalberts NV, non-registered shares	2,671,457	97,427
TechnoPro Holdings, Inc.	4,377,700	95,167
ManpowerGroup, Inc.	1,296,206	95,038
Builders FirstSource, Inc.[2]	760,228	94,641
Japan Elevator Service Holdings Co., Ltd.[1]	6,371,800	93,511
Johns Lyng Group, Ltd.[1,3]	20,870,434	87,549
Masco Corp.	1,625,000	86,856
DO & CO AG, non-registered shares[1,3]	779,520	85,526
Copa Holdings, SA, Class A	948,945	84,570
dip Corp.[1]	3,341,000	82,216
Boyd Group Services, Inc.	450,912	80,183
Daiseki Co., Ltd.[1,3]	2,982,764	79,732
Fluidra, SA, non-registered shares	3,910,877	79,504
Atkore, Inc.[2]	527,221	78,656
InPost SA2	6,770,486	78,491
Addtech AB, Class B	4,900,774	78,102
Polycab India, Ltd.	1,202,370	77,401
Munters Group AB	5,990,533	76,651
Dürr AG	2,792,092	75,835
Lifco AB, Class B	4,195,000	73,383
Weir Group PLC (The)	3,166,528	73,070
Sulzer AG	751,946	71,817
Titagarh Rail Systems, Ltd.[1]	7,600,000	69,102
Volution Group PLC[1]	15,684,638	68,931
Reliance Worldwide Corp., Ltd.	27,363,812	68,278
Ceridian HCM Holding, Inc.[2]	979,310	66,446
Arcadis NV, non-registered shares	1,470,359	66,019
First Advantage Corp.	4,627,382	63,812
SHO-BOND Holdings Co., Ltd.	1,591,700	62,549
CSW Industrials, Inc.	350,667	61,451
Textron, Inc.	780,000	60,949
Concentrix Corp.	743,748	59,582
Azelis Group NV	3,007,672	59,147
MSC Industrial Direct Co., Inc., Class A	600,000	58,890
Instalco AB1	19,200,011	56,884
Zhejiang Weixing New Building Materials Co., Ltd., Class A	22,352,304	56,327
Voltronic Power Technology Corp.	1,142,000	56,074
IMI PLC	2,879,957	54,775
FTI Consulting, Inc.[2]	303,152	54,085
JGC Holdings Corp.	3,883,300	53,995
Kingspan Group PLC	724,000	53,974
AutoStore Holdings, Ltd.[2]	37,936,409	53,321
Adecco Group AG	1,294,035	53,080
Upwork, Inc.[2]	4,597,398	52,226
Matson, Inc.	579,528	51,416
Hexcel Corp.	760,647	49,549
CCR SA, ordinary nominative shares	19,207,630	49,256
Marlowe PLC[1,2,3]	6,904,878	49,092
Lyft, Inc., Class A2	4,535,000	47,799
International Consolidated Airlines Group SA (CDI)[2]	26,494,000	47,701
GVS SpA[2]	8,720,038	47,140
NORMA Group SE, non-registered shares[1]	2,500,979	46,393
CG Power and Industrial Solutions, Ltd.	8,314,344	44,168
AirTAC International Group	1,454,000	44,156
Loomis AB	1,629,000	43,743
ALS, Ltd.	5,866,962	43,171
Alfen NV2,3	1,018,335	42,858
Montana Aerospace AG1,2	3,398,632	41,774
IDEX Corp.	200,000	41,604
Engcon AB, Class B3	6,013,176	40,709
Miura Co., Ltd.	2,010,747	40,462
Fiverr International, Ltd.[2]	1,652,293	40,432
Cargotec OYJ, Class B, non-registered shares	952,937	40,054
Applied Industrial Technologies, Inc.	252,055	38,970
Melrose Industries PLC	6,786,734	38,678
Vicor Corp.[2]	604,239	35,584
MSA Safety, Inc.	224,300	35,361
UFP Industries, Inc.	333,295	34,129

SMALLCAP World Fund	7

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
GMS, Inc.[2]	532,000	$34,032
Trex Co., Inc.[2]	535,600	33,009
MISUMI Group, Inc.	2,082,594	32,516
Centre Testing International Group Co., Ltd.	12,715,436	32,488
DL E&C Co., Ltd.	1,354,400	31,256
Sinoseal Holding Co., Ltd., Class A	5,298,624	29,904
SIS, Ltd.[2]	5,544,711	28,729
L&T Technology Services, Ltd.	520,280	28,587
LIXIL Corp.[3]	2,434,500	28,339
Judges Scientific PLC	254,629	27,407
XP Power, Ltd.	939,012	26,994
Sun Country Airlines Holdings, Inc.[2]	1,816,363	26,955
Controladora Vuela Compañía de Aviación, SAB de CV, Class A (ADR), ordinary participation certificates[2]	2,557,800	17,367
Controladora Vuela Compañía de Aviación, SAB de CV, Class A, ordinary participation certificates[2,3]	11,941,586	8,120
Computer Age Management Services, Ltd.	765,815	23,118
Ventia Services Group Pty, Ltd.	12,643,253	22,874
Generac Holdings, Inc.[2]	207,989	22,662
BWX Technologies, Inc.	301,745	22,625
TELUS International (Cda), Inc., subordinate voting shares[2]	2,778,650	21,173
Fasadgruppen Group AB1,3	3,969,905	20,911
Indutrade AB	1,080,000	19,934
Advanced Drainage Systems, Inc.	174,684	19,884
NTG Nordic Transport Group AS2	387,000	19,819
Bombardier, Inc., Class B2,3	562,403	19,610
Howden Joinery Group PLC	2,134,273	19,071
Antares Vision SpA[2,3]	5,066,015	18,353
Hefei Meyer Optoelectronic Technology, Inc., Class A	6,317,709	18,153
INVISIO Communications AB	950,000	17,133
Grupa Pracuj SA3	1,300,000	16,924
Norva24 Group AB1,2	9,330,000	16,410
MonotaRO Co., Ltd.	1,511,100	16,169
Midac Holdings Co., Ltd.[3]	1,245,600	15,865
Grafton Group PLC	1,437,900	15,808
Burckhardt Compression Holding AG	28,900	15,695
easyJet PLC[2]	3,000,000	15,574
Haitian International Holdings, Ltd.	6,902,791	14,589
Einride AB1,2,4,5	438,277	14,502
Oshkosh Corp.	150,000	14,314
EuroGroup Laminations SpA[2]	3,078,119	13,601
APM Human Services International, Ltd.[3]	11,267,629	13,376
Storskogen Group AB, Class B	17,030,921	12,271
Green Landscaping Group AB2	1,977,759	12,210
Chemring Group PLC	3,577,719	12,109
Fluence Energy, Inc., Class A2,3	505,532	11,622
Valmet OYJ[3]	357,836	8,163
Guangzhou Baiyun International Airport Co., Ltd., Class A2	4,385,349	6,724
SITC International Holdings Co., Ltd.	3,740,000	6,279
Pyrum Innovations AG2	128,274	5,540
APi Group Corp.[2]	132,549	3,437
Ceres Power Holdings PLC[2,3]	831,946	3,174
		13,424,363

Consumer discretionary 18.16%
TopBuild Corp.[1,2]	2,415,039	607,624
Evolution AB	4,940,540	497,848
Tube Investments of India, Ltd.[1]	11,627,785	418,011
Floor & Decor Holdings, Inc., Class A2	4,046,400	366,199
Dollarama, Inc.	5,010,000	345,176
YETI Holdings, Inc.[1,2]	6,938,646	334,582
Wyndham Hotels & Resorts, Inc.	3,466,022	241,027
Toll Brothers, Inc.	2,992,358	221,315
Wayfair, Inc., Class A2,3	3,648,801	221,008
Light & Wonder, Inc.[2]	2,904,204	207,157
Melco Resorts & Entertainment, Ltd. (ADR)[2]	20,752,500	205,242
Thor Industries, Inc.	2,155,644	205,066
MakeMyTrip, Ltd.[1,2]	4,465,728	180,951

8	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
DraftKings, Inc., Class A2	5,948,367	$175,120
Adient PLC[2]	4,559,301	167,326
Cavco Industries, Inc.[1,2]	588,800	156,421
WH Smith PLC[1]	9,210,322	150,890
Jumbo SA	5,421,500	149,129
Boot Barn Holdings, Inc.[1,2]	1,787,200	145,103
Pets at Home Group PLC[1]	33,906,432	137,997
CAVA Group, Inc.[2,3]	2,585,308	79,188
CAVA Group, Inc.[2]	1,993,092	58,606
KB Home	2,957,918	136,892
IDP Education, Ltd.	9,871,877	135,375
Five Below, Inc.[2]	804,402	129,428
Helen of Troy, Ltd.[2]	1,076,247	125,447
Domino’s Pizza Enterprises, Ltd.	3,704,647	125,438
Watches of Switzerland Group PLC[1,2]	19,161,446	124,322
Lennar Corp., Class A	1,058,458	118,791
Lennar Corp., Class B	21,169	2,164
Domino’s Pizza Group PLC[1]	26,295,118	120,592
Games Workshop Group PLC	917,600	118,246
Moncler SpA	2,015,000	116,962
Inchcape PLC	12,645,629	116,413
Pool Corp.	317,700	113,133
Polaris, Inc.	1,085,000	112,992
Jack in the Box, Inc.[1]	1,606,607	110,952
Fox Factory Holding Corp.[2]	1,115,190	110,493
Mattel, Inc.[2]	4,700,000	103,541
Skyline Champion Corp.[2]	1,590,000	101,315
Century Communities, Inc.	1,512,000	100,971
Kindred Group PLC (SDR)	10,981,856	100,204
Kontoor Brands, Inc.	2,222,981	97,611
Lottomatica Group SpA[2]	10,430,989	97,115
Norwegian Cruise Line Holdings, Ltd.[2,3]	5,883,204	96,955
Bright Horizons Family Solutions, Inc.[2]	1,058,300	86,209
MRF, Ltd.	65,827	84,868
Asbury Automotive Group, Inc.[2]	361,691	83,214
M.D.C. Holdings, Inc.	2,001,000	82,501
DPC Dash, Ltd.[1,2]	9,965,586	81,980
Jiumaojiu International Holdings, Ltd.[3]	59,901,531	81,217
Malibu Boats, Inc., Class A1,2	1,649,000	80,834
LGI Homes, Inc.[2]	796,562	79,250
Skechers USA, Inc., Class A2	1,600,000	78,320
Williams-Sonoma, Inc.	500,000	77,700
Golden Entertainment, Inc.[1]	2,254,271	77,051
Auction Technology Group PLC[1,2]	9,694,672	76,877
Levi Strauss & Co., Class A3	5,625,378	76,393
HUGO BOSS AG	1,185,764	75,068
Salvatore Ferragamo SpA[3]	5,447,036	72,149
NOK Corp.[3]	5,287,000	70,146
XPEL, Inc.[2]	908,496	70,054
Installed Building Products, Inc.	550,259	68,722
Domino’s Pizza, Inc.	176,500	66,856
ABC-Mart, Inc.	3,659,100	65,993
Shoei Co., Ltd.[1,3]	4,291,700	65,655
Nien Made Enterprise Co., Ltd.	6,770,000	65,064
Entain PLC	5,635,173	64,140
Murphy USA, Inc.	175,000	59,803
Victoria PLC[1,2]	9,200,079	58,453
Ermenegildo Zegna NV3	3,859,068	53,718
D.R. Horton, Inc.	490,000	52,660
Devyani International, Ltd.[2]	20,193,144	52,102
FIGS, Inc., Class A2,3	8,569,561	50,560
International Game Technology PLC	1,647,850	49,963
Steven Madden, Ltd.	1,564,271	49,697
On Holding AG, Class A2	1,742,200	48,468
Dometic Group AB	7,346,736	46,438
Musti Group OYJ[1]	2,400,537	45,510
B&M European Value Retail SA	6,257,481	44,703
Zalando SE, non-registered shares[2]	1,822,072	44,541
Darden Restaurants, Inc.	303,300	43,439

SMALLCAP World Fund	9

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Meritage Homes Corp.	353,400	$43,253
Flutter Entertainment PLC[2]	259,095	42,290
MGM China Holdings, Ltd.[2]	32,026,400	41,706
Beazer Homes USA, Inc.[1,2]	1,659,813	41,346
Brunello Cucinelli SpA	532,326	40,462
Compagnie Plastic Omnium SA	2,472,513	40,209
Trainline PLC[2]	11,779,700	39,900
RH2	150,000	39,654
Momo.com, Inc.	2,413,964	37,564
Advance Auto Parts, Inc.	668,816	37,407
Mazda Motor Corp.[3]	3,264,000	37,006
Cairn Homes PLC	31,452,000	36,301
Nifco, Inc.[3]	1,388,900	35,913
Six Flags Entertainment Corp.[2]	1,514,000	35,594
Puuilo OYJ	4,124,072	35,121
Modine Manufacturing Co.[2]	746,986	34,175
Ariston Holding NV	5,157,220	33,591
Tsuburaya Fields Holdings, Inc.[3]	2,444,600	33,466
ThredUp, Inc., Class A2,3	8,064,000	32,337
Lojas Renner SA	11,564,503	30,829
Haichang Ocean Park Holdings, Ltd.[2,3]	206,153,000	30,760
Camping World Holdings, Inc., Class A3	1,429,309	29,172
Dowlais Group PLC	22,085,556	28,867
AcadeMedia AB1	5,891,036	25,156
OneSpaWorld Holdings, Ltd.[2,3]	2,150,518	24,129
Genda, Inc.[2,3]	1,531,700	23,584
Central Automotive Products, Ltd.	907,800	22,620
Macy’s, Inc.	1,900,000	22,059
MasterCraft Boat Holdings, Inc.[1,2]	975,083	21,666
Persimmon PLC	1,630,523	21,346
Planet Fitness, Inc., Class A2	430,000	21,147
Snow Peak, Inc.[1,3]	2,661,400	21,058
Leslie’s, Inc.[2]	3,472,671	19,655
OneWater Marine, Inc., Class A2	754,805	19,338
Peloton Interactive, Inc., Class A2	3,817,528	19,279
Caesars Entertainment, Inc.[2]	400,000	18,540
MIPS AB	543,100	18,302
Barratt Developments PLC	3,315,285	17,785
Bapcor, Ltd.	3,949,347	17,332
Traeger, Inc.[2]	6,195,000	16,912
Bowlero Corp., Class A2	1,748,497	16,821
Vail Resorts, Inc.	71,000	15,754
Pet Valu Holdings, Ltd.[3]	850,263	15,268
Bafang Electric (Suzhou) Co., Ltd., Class A	1,847,270	14,497
Melco International Development, Ltd.[2]	16,697,000	13,358
Bosideng International Holdings, Ltd.	28,180,000	12,038
Elior Group SA2,3	5,807,012	11,856
Nordstrom, Inc.[3]	760,000	11,354
First Watch Restaurant Group, Inc.[2]	557,265	9,635
Balkrishna Industries, Ltd.	311,475	9,583
Royal Caribbean Cruises, Ltd.[2]	78,017	7,189
Goodyear Tire & Rubber Co.[2]	558,712	6,945
StockX, Inc.[2,4,5]	161,790	6,329
Global-E Online, Ltd.[2]	155,659	6,186
BARK, Inc.[2,3]	4,500,000	5,400
Brilliant Earth Group, Inc., Class A2,3	929,849	2,743
BNN Technology PLC[1,2,4]	19,007,000	—	[6]
		11,568,441

Information technology 14.48%
eMemory Technology, Inc.[1]	5,351,334	334,789
Smartsheet, Inc., Class A1,2	7,136,561	288,745
Global Unichip Corp.	6,698,000	283,935
Fabrinet, non-registered shares[2]	1,625,726	270,878
ALTEN SA, non-registered shares[1]	1,845,267	242,196
MKS Instruments, Inc.	2,749,084	237,906
Kulicke and Soffa Industries, Inc.[1]	4,699,380	228,531
MongoDB, Inc., Class A2	610,302	211,079

10	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Socionext, Inc.[1,3]	2,031,700	$200,355
Pegasystems, Inc.	3,984,489	172,967
Rogers Corp.[1,2]	1,275,857	167,737
Confluent, Inc., Class A2	5,589,060	165,492
SUMCO Corp.	12,685,758	164,987
GitLab, Inc., Class A2,3	3,479,717	157,353
Globant SA2	790,705	156,441
Wolfspeed, Inc.[2]	4,071,388	155,120
Maruwa Co., Ltd.[1,3]	989,700	155,017
Softcat PLC	8,662,767	154,074
Nordic Semiconductor ASA[1,2]	14,835,969	152,246
Coforge, Ltd.	2,388,685	146,531
Novanta, Inc.[2]	944,834	135,527
SHIFT, Inc.[2]	712,000	130,590
Vitec Software Group AB, Class B	2,750,283	129,028
Dexerials Corp.[1,3]	5,161,500	127,286
Insight Enterprises, Inc.[2]	824,385	119,948
Keywords Studios PLC[1]	6,321,174	119,168
Endava PLC, Class A (ADR)[2]	2,072,736	118,871
Tanla Platforms, Ltd.[1]	9,190,777	114,798
Money Forward, Inc.[1,2]	3,525,387	113,730
DoubleVerify Holdings, Inc.[2]	3,938,963	110,094
Technoprobe SpA[2]	13,838,685	108,564
SINBON Electronics Co., Ltd.	10,132,092	101,676
Semtech Corp.[1,2]	3,800,646	97,867
RingCentral, Inc., Class A2	3,289,000	97,453
Bytes Technology Group PLC[1]	15,860,989	96,273
MACOM Technology Solutions Holdings, Inc.[2]	1,140,000	93,001
Teradata Corp.[2]	2,022,331	91,045
LEM Holding SA	40,600	90,659
Credo Technology Group Holding, Ltd.[2]	5,630,737	85,869
ASMPT, Ltd.	9,602,100	85,759
Lumentum Holdings, Inc.[2]	1,831,236	82,735
SentinelOne, Inc., Class A2	4,609,245	77,712
Alkami Technology, Inc.[2]	4,047,846	73,752
CCC Intelligent Solutions Holdings, Inc.[2]	5,503,900	73,477
Tokyo Seimitsu Co., Ltd.	1,422,200	71,188
PAR Technology Corp.[1,2,3]	1,840,057	70,916
Mastek, Ltd.[1]	2,448,446	70,773
Megaport, Ltd.[1,2]	9,161,000	70,009
Taiyo Yuden Co., Ltd.[3]	2,569,200	69,531
INFICON Holding AG	56,590	69,023
Power Integrations, Inc.	845,786	64,542
Monday.com, Ltd.[2]	405,134	64,505
SES-imagotag SA2,3	539,018	62,646
Viavi Solutions, Inc.[2]	6,830,000	62,426
Topicus.com, Inc., subordinate voting shares[2]	934,543	61,732
Reply SpA	656,489	61,629
Accton Technology Corp.	4,009,000	61,234
Disco Corp.	314,100	57,681
VisEra Technologies Co., Ltd.	8,951,906	57,630
Qorvo, Inc.[2]	574,004	54,800
Alteryx, Inc., Class A2	1,450,000	54,650
Hamamatsu Photonics KK	1,289,450	54,214
Tri Chemical Laboratories, Inc.[1,3]	2,580,900	53,455
Silicon Laboratories, Inc.[2]	444,450	51,507
Lumine Group, Inc., subordinate voting shares[1,2]	3,410,506	50,520
CDW Corp.	250,000	50,440
Kainos Group PLC	3,586,180	50,176
SiTime Corp.[2]	400,406	45,746
Nova, Ltd.[2]	368,546	41,439
Riskified, Ltd., Class A2	9,194,367	41,191
Okta, Inc., Class A2	500,000	40,755
Lagercrantz Group AB, Class B	3,645,733	36,840
Clearwater Analytics Holdings, Inc., Class A2	1,900,962	36,765
Aspen Technology, Inc.[2]	175,140	35,774
Noventiq Holdings PLC (GDR)[1,2,4,7]	17,110,290	34,599
Noventiq Holdings PLC (GDR)[1,2,4]	16,060	32
Cognex Corp.	800,000	33,952

SMALLCAP World Fund	11

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
BlackLine, Inc.[2]	595,000	$33,005
Unity Software, Inc.[2]	1,016,503	31,908
BE Semiconductor Industries NV	316,188	30,917
GFT Technologies SE	1,103,638	30,780
Clear Secure, Inc., Class A	1,600,000	30,464
Kingboard Laminates Holdings, Ltd.	42,869,026	30,097
Impinj, Inc.[2]	546,350	30,066
Bentley Systems, Inc., Class B	584,744	29,331
Guidewire Software, Inc.[2]	325,092	29,258
Xiamen Faratronic Co., Ltd., Class A	2,157,156	28,626
Trimble, Inc.[2]	530,000	28,546
Dock, Ltd.[2,4,5]	4,318,937	28,419
Halma PLC	1,200,000	28,192
Kingdee International Software Group Co., Ltd.[2]	22,888,264	28,074
SmartCraft ASA, Class A1,2	13,721,780	27,278
JustSystems Corp.[3]	1,284,000	25,728
Nayax, Ltd.[2]	1,075,000	24,901
EPAM Systems, Inc.[2]	92,260	23,590
Flex, Ltd.[2]	864,808	23,333
OVH Groupe SAS[2,3]	2,539,030	23,002
Alarm.com Holdings, Inc.[2]	351,000	21,460
Vanguard International Semiconductor Corp.	10,085,394	21,269
HPSP Co., Ltd.	935,751	21,073
Zuken, Inc.[3]	866,100	21,042
Nemetschek SE	339,710	20,756
Amano Corp.[3]	934,300	20,660
Dye & Durham, Ltd.[3]	2,107,271	20,619
Net One Systems Co., Ltd.	988,000	18,749
Alphawave IP Group PLC[2,3]	11,641,692	16,219
Hirose Electric Co., Ltd.[3]	134,800	15,607
ON Semiconductor Corp.[2]	167,850	15,602
Perficient, Inc.[2]	235,032	13,599
Soitec[2]	72,600	12,045
Crane NXT, Co.	213,886	11,886
Sinch AB2	6,146,143	10,733
LandMark Optoelectronics Corp.	2,561,000	9,293
Zebra Technologies Corp., Class A2	36,300	8,586
Parade Technologies, Ltd.	277,000	8,511
Procore Technologies, Inc.[2]	125,600	8,204
Kingboard Holdings, Ltd.	3,573,331	7,961
HashiCorp, Inc., Class A2	340,285	7,769
Applied Digital Corp.[2]	1,221,830	7,624
Lotes Co., Ltd.	293,000	7,477
Entegris, Inc.	79,014	7,420
Lime Technologies AB	284,166	6,810
ams OSRAM AG, non-registered shares[2]	1,399,108	6,557
Riken Keiki Co., Ltd.[3]	147,900	5,961
Cherry SE2,3	1,135,396	5,648
Basler AG, non-registered shares[3]	454,707	4,707
Sensirion Holding AG2,3	57,416	4,591
JFrog, Ltd.[2]	178,400	4,524
AAC Technologies Holdings, Inc.	2,629,000	4,472
Patreon, Inc., Class B2,4,5	189,951	3,978
Yotpo, Ltd.[2,4,5]	2,620,102	3,563
Foursquare Labs, Inc., Series A2,4,5	1,970,385	2,364
Crayon Group Holding ASA[2]	325,771	2,010
E Ink Holdings, Inc.	195,000	1,091
CEVA, Inc.[2]	50,000	969
		9,220,505

Health care 12.15%
Molina Healthcare, Inc.[2]	2,157,786	707,516
Max Healthcare Institute, Ltd.[1]	49,569,337	338,657
Haemonetics Corp.[1,2]	3,070,964	275,097
agilon health, Inc.[2,3]	13,114,300	232,910
CONMED Corp.[1]	2,190,972	220,960
Insulet Corp.[2]	1,369,795	218,469
Legend Biotech Corp. (ADR)[2]	3,148,299	211,471

12	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Health care (continued)
DexCom, Inc.[2]	2,210,000	$206,193
Ensign Group, Inc. (The)	2,162,158	200,929
Centene Corp.[2]	2,825,674	194,632
Bachem Holding AG3	2,364,046	174,286
Penumbra, Inc.[2]	713,902	172,700
Xenon Pharmaceuticals, Inc.[1,2]	4,721,264	161,278
Vaxcyte, Inc.[2]	3,044,396	155,203
iRhythm Technologies, Inc.[2]	1,506,397	141,993
Glenmark Pharmaceuticals, Ltd.	13,666,546	140,949
Shockwave Medical, Inc.[2]	585,000	116,474
Amvis Holdings, Inc.[1]	6,536,451	113,761
Asahi Intecc Co., Ltd.	6,170,000	110,869
Integra LifeSciences Holdings Corp.[2]	2,749,228	104,993
Amplifon SpA	3,472,757	102,845
Tandem Diabetes Care, Inc.[1,2]	4,783,896	99,362
Ventyx Biosciences, Inc.[2]	2,727,852	94,738
Laurus Labs, Ltd.	19,122,368	90,485
Hypera SA, ordinary nominative shares	12,076,774	89,232
Structure Therapeutics, Inc.[2,5]	4,280,694	67,628
Structure Therapeutics, Inc. (ADR)[2]	425,647	21,461
DiaSorin Italia SpA	935,771	85,187
SCHOTT Pharma AG & Co. KGaA, non-registered shares[2]	2,457,319	82,201
Karuna Therapeutics, Inc.[2]	478,752	80,952
Zai Lab, Ltd. (ADR)[2,3]	3,099,662	75,353
Zai Lab, Ltd.[2,3]	1,822,200	4,436
Hapvida Participações e Investimentos SA2	84,767,396	79,261
Andlauer Healthcare Group, Inc., subordinate voting shares[3]	2,564,404	78,032
Revance Therapeutics, Inc.[1,2]	6,730,357	77,197
Guardant Health, Inc.[2]	2,595,519	76,931
Zentalis Pharmaceuticals, Inc.[1,2]	3,810,758	76,444
Nakanishi, Inc.	3,078,400	71,932
ICON PLC[2]	281,109	69,223
Zealand Pharma A/S2	1,443,433	62,438
Exact Sciences Corp.[2]	890,000	60,716
BONESUPPORT Holding AB1,2	5,204,426	60,470
NovoCure, Ltd.[2]	3,433,386	55,449
EBOS Group, Ltd.	2,697,484	54,792
Pacific Biosciences of California, Inc.[2]	6,503,749	54,306
Ascendis Pharma AS (ADR)[2]	579,165	54,233
Netcare, Ltd.[1]	73,590,762	52,520
Ambu AS, Class B, non-registered shares[2,3]	5,031,783	52,342
Denali Therapeutics, Inc.[2]	2,483,554	51,236
Jeisys Medical, Inc.[1,2]	5,703,950	50,581
Masimo Corp.[2]	514,728	45,131
Encompass Health Corp.	669,983	44,996
Surgical Science Sweden AB1,2	3,271,137	44,990
Silk Road Medical, Inc.[1,2]	2,966,730	44,471
Glaukos Corp.[2]	550,322	41,412
CRISPR Therapeutics AG2,3	902,543	40,966
Genus PLC	1,559,867	39,835
KRKA, dd, Novo mesto	335,262	38,803
Poly Medicure, Ltd.	2,313,077	38,156
Ionis Pharmaceuticals, Inc.[2]	839,463	38,078
Aster DM Healthcare, Ltd.[2]	8,926,092	35,243
Ocumension Therapeutics[1,2]	35,965,500	35,083
Bangkok Chain Hospital PCL	62,859,600	33,841
Innovent Biologics, Inc.[2]	6,938,500	33,704
10x Genomics, Inc., Class A2	793,300	32,724
SKAN Group AG	383,510	32,520
Fisher & Paykel Healthcare Corp., Ltd.	2,510,000	32,467
Olink Holding AB (ADR)[2,3]	2,158,455	31,837
IDEAYA Biosciences, Inc.[2]	1,178,740	31,802
XVIVO Perfusion AB2	1,261,000	31,654
Virbac SA	114,331	30,902
Shandong Pharmaceutical Glass Co., Ltd., Class A	7,943,502	30,213
Globus Medical, Inc., Class A2	574,500	28,524
Medmix AG	1,113,977	28,234
Indivior PLC[2]	1,284,920	27,797
Axonics, Inc.[2]	488,000	27,387

SMALLCAP World Fund	13

Common stocks (continued)	Shares	Value (000)
Health care (continued)
CompuGroup Medical SE & Co. KGaA	691,730	$27,115
R1 RCM, Inc.[2]	1,740,000	26,222
AbCellera Biologics, Inc.[2,3]	5,480,000	25,208
Angelalign Technology, Inc.[3]	4,071,200	25,196
RayzeBio, Inc.[2,3]	1,103,100	24,489
Alnylam Pharmaceuticals, Inc.[2]	137,700	24,387
BridgeBio Pharma, Inc.[2,5]	965,653	24,191
Incyte Corp.[2]	396,000	22,877
Immunovant, Inc.[2]	590,500	22,669
Arrowhead Pharmaceuticals, Inc.[2]	822,929	22,112
Chemed Corp.	42,000	21,827
CUC, Inc.[2,3]	1,231,400	20,444
Inhibrx, Inc.[2]	1,080,571	19,829
Biohaven, Ltd.[2]	749,881	19,504
J. B. Chemicals & Pharmaceuticals, Ltd.	1,063,422	18,974
Sosei Group Corp.[2,3]	1,841,200	18,459
Natera, Inc.[2]	396,421	17,542
Evotec SE, non-registered shares[2]	867,078	17,329
Pliant Therapeutics, Inc.[2,3]	912,467	15,822
Phreesia, Inc.[2]	807,600	15,086
Galapagos NV2	424,039	14,625
SUNWELS Co., Ltd.[3]	738,900	14,582
Classys, Inc.	495,238	13,808
AS ONE Corp.[3]	343,500	12,537
Nordhealth AS, Class A1,2	5,120,000	11,907
Sysmex Corp.[3]	220,300	10,506
Doximity, Inc., Class A2	489,000	10,377
Schrodinger, Inc.[2]	340,000	9,612
Seer, Inc., Class A2	4,102,472	9,067
Tecan Group AG	26,838	9,038
Option Care Health, Inc.[2]	248,071	8,025
Idorsia, Ltd.[2]	2,815,628	7,864
Sana Biotechnology, Inc.[2,3]	1,963,378	7,598
Cellectis SA (ADR)[2,3]	1,848,804	2,921
Cellectis SA, non-registered shares[2,3]	760,997	1,183
ChemoMetec A/S2	70,910	3,357
KRY International AB, Series A2,4,5	19,744	3,257
Precision BioSciences, Inc.[1,2]	6,715,043	2,292
Hutchmed China, Ltd.[2]	437,610	1,479
Creo Medical Group PLC[2]	1,330,000	510
		7,735,920

Financials 10.76%
Ares Management Corp., Class A	5,174,776	532,329
Essent Group, Ltd.[1]	8,604,853	406,924
AU Small Finance Bank, Ltd.	31,937,993	274,209
Eurobank Ergasias Services and Holdings SA2	150,674,717	232,048
Janus Henderson Group PLC	8,199,302	211,706
IIFL Finance, Ltd.[1]	27,957,465	199,491
Cholamandalam Investment and Finance Co., Ltd.	12,992,432	188,836
RenaissanceRe Holdings, Ltd.	952,200	188,459
360 ONE WAM, Ltd.[1]	28,508,784	172,411
Fukuoka Financial Group, Inc.	7,126,725	169,939
Affirm Holdings, Inc., Class A2	7,197,586	153,093
National Bank of Greece SA2	27,146,600	153,003
Steadfast Group, Ltd.	41,209,804	149,427
Goosehead Insurance, Inc., Class A1,2	1,908,432	142,235
HDFC Asset Management Co., Ltd.	3,962,374	126,088
Canara Bank	26,212,776	118,606
VZ Holding AG	1,118,395	116,691
AUB Group, Ltd.[1]	5,885,746	110,199
Kinsale Capital Group, Inc.	257,620	106,688
BFF Bank SpA[1]	10,137,902	101,268
StepStone Group, Inc., Class A	3,032,218	95,757
TMX Group, Ltd.	4,394,530	94,442
Trupanion, Inc.[1,2]	3,297,206	92,981
Stifel Financial Corp.	1,477,350	90,768
Patria Investments, Ltd., Class A	5,899,745	86,018

14	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Banca Generali SpA	2,328,237	$82,265
EVERTEC, Inc.	2,199,027	81,760
Five-Star Business Finance, Ltd.[2]	8,970,345	76,166
SiriusPoint, Ltd.[2]	7,250,000	73,733
Banco del Bajio, SA	23,184,574	72,916
Euronet Worldwide, Inc.[2]	918,491	72,910
JB Financial Group Co., Ltd.	9,674,196	71,375
Flywire Corp.[2]	2,227,910	71,048
Max Financial Services, Ltd.[2]	6,313,461	69,172
Wintrust Financial Corp.	872,551	65,878
Angel One, Ltd.	2,934,353	65,029
Remgro, Ltd.	8,174,140	64,097
SouthState Corp.	950,972	64,057
Hilltop Holdings, Inc.	2,000,000	56,720
Enstar Group, Ltd.[2]	231,978	56,139
PagSeguro Digital, Ltd., Class A2	6,492,200	55,898
City Union Bank, Ltd.	36,608,696	55,806
Selective Insurance Group, Inc.	535,682	55,266
AssetMark Financial Holdings, Inc.[2]	2,177,656	54,616
Paymentus Holdings, Inc., Class A2,3	3,224,500	53,527
Webster Financial Corp.	1,237,479	49,883
Radian Group, Inc.	1,961,287	49,248
Artisan Partners Asset Management, Inc., Class A	1,277,000	47,785
Glacier Bancorp, Inc.	1,667,581	47,526
Bridgepoint Group PLC	18,838,770	44,225
Capitec Bank Holdings, Ltd.	482,170	43,368
Aptus Value Housing Finance India, Ltd.	12,325,801	43,342
XP, Inc., Class A	1,867,000	43,034
East West Bancorp, Inc.	796,201	41,968
Euronext NV	585,333	40,734
Victory Capital Holdings, Inc., Class A	1,196,000	39,875
Regional, SAB de CV, Class A	5,154,470	37,021
Boku, Inc.[1,2,3,5]	20,461,639	36,407
Nova Ljubljanska Banka dd (GDR)	2,365,833	35,983
Aditya Birla Capital, Ltd.[2]	16,067,295	34,785
Alpha Services and Holdings SA2	26,000,000	34,510
EFG International AG	3,000,000	34,040
Moelis & Co., Class A	719,000	32,448
Vontobel Holding AG	519,713	30,927
Marqeta, Inc., Class A2	5,098,743	30,491
AJ Bell PLC	8,000,000	26,694
Pine Labs Pte., Ltd.[2,4,5]	76,998	26,630
NMI Holdings, Inc.[2]	950,000	25,736
Bolsa Mexicana de Valores, SAB de CV, Series A	13,540,000	25,413
Tel Aviv Stock Exchange, Ltd. (The)[2]	4,312,024	24,765
AvidXchange Holdings, Inc.[2]	2,445,867	23,187
Norion Bank AB2	7,161,000	23,123
Aavas Financiers, Ltd.[2]	1,071,578	22,424
OneMain Holdings, Inc.	556,042	22,292
Columbia Banking System, Inc.	1,063,800	21,595
Virtu Financial, Inc., Class A	1,120,000	19,342
Comerica Inc.	453,200	18,830
Redwood Trust, Inc. REIT[3]	2,562,000	18,267
Hellenic Exchanges - Athens Stock Exchange SA1	3,500,000	17,700
Oscar Health, Inc., Class A2	2,751,000	15,323
Premium Group Co., Ltd.[3]	1,290,000	13,733
Islandsbanki hf.	16,632,054	13,435
Linc AB2	2,358,208	13,209
Houlihan Lokey, Inc., Class A	112,959	12,100
PT Bank Syariah Indonesia Tbk	109,635,200	11,530
TCS Group Holding PLC (GDR)[2]	694,768	10,630
TCS Group Holding PLC (GDR)[2,7]	31,700	485
Optima Bank SA	972,762	7,405
Funding Circle Holdings PLC[2]	14,713,073	6,971
Antin Infrastructure Partners SA	133,000	1,719
Allfunds Group PLC	250,074	1,381
		6,853,513

SMALLCAP World Fund	15

Common stocks (continued)	Shares	Value (000)
Materials 3.84%
APL Apollo Tubes, Ltd.[1]	17,220,889	$336,340
LANXESS AG1	6,907,704	175,761
Lundin Mining Corp.	21,804,953	162,624
Zeon Corp.[1,3]	15,487,700	161,880
Materion Corp.[1]	1,222,543	124,589
FUJIMI INCORPORATED[1,3]	5,060,400	101,615
CCL Industries, Inc., Class B, nonvoting shares	2,262,200	94,952
Jindal Steel & Power, Ltd.	10,041,809	84,845
Livent Corp.[2,3]	4,093,522	75,362
ATI, Inc.[2]	1,816,539	74,751
Resonac Holdings Co., Ltd.	3,891,600	65,180
Sandstorm Gold, Ltd.[3]	13,980,111	65,147
Kaneka Corp.[3]	2,470,900	64,134
Navin Fluorine International, Ltd.	1,381,948	62,703
Alcoa Corp.	2,054,737	59,711
H.B. Fuller Co.	866,200	59,430
Tronox Holdings PLC	4,181,109	56,194
Summit Materials, Inc., Class A	1,757,296	54,722
PI Industries, Ltd.	1,212,000	50,425
Yamato Kogyo Co., Ltd.[3]	962,000	45,968
Kansai Paint Co., Ltd.	2,984,900	42,659
Huhtamäki OYJ	1,275,000	41,941
MEC Co., Ltd.[1]	1,605,600	39,715
Anupam Rasayan India, Ltd.	3,104,000	33,108
Mayr-Melnhof Karton AG, non-registered shares	226,797	30,584
Cabot Corp.	376,156	26,056
SOL SpA	848,834	24,032
Gujarat Fluorochemicals, Ltd.	635,000	23,302
Indigo Paints, Ltd.	1,214,500	21,693
Vinati Organics, Ltd.	943,000	20,937
Labrador Iron Ore Royalty Corp.[3]	822,000	19,457
NV Bekaert SA	423,000	18,904
Aluflexpack AG1,2,3	1,309,666	17,164
Re:NewCell AB1,2,3	2,691,474	16,715
Shandong Sinocera Functional Material Co., Ltd., Class A	3,764,153	14,092
Toyo Gosei Co., Ltd.[3]	299,577	13,497
Aurubis AG	168,729	12,509
Nissan Chemical Corp.	250,000	10,627
Gerdau SA (ADR)	2,112,075	10,075
China Resources Cement Holdings, Ltd.	36,412,000	9,267
Alleima AB	1,509,740	7,908
Berger Paints India, Ltd.	1,004,217	6,875
Sumitomo Bakelite Co., Ltd.	130,500	5,690
		2,443,140

Consumer staples 3.20%
Emmi AG1	318,222	299,833
Simply Good Foods Co.[1,2]	5,897,845	203,594
Grocery Outlet Holding Corp.[1,2]	5,593,981	161,386
Royal Unibrew A/S	1,722,194	132,606
Varun Beverages, Ltd.	8,919,940	101,525
Celsius Holdings, Inc.[2]	561,414	96,339
Redcare Pharmacy NV, non-registered shares[2]	852,129	90,906
Freshpet, Inc.[2,3]	1,297,356	85,470
BJ’s Wholesale Club Holdings, Inc.[2]	1,106,224	78,951
Ocado Group PLC[2]	10,398,813	75,656
John B. Sanfilippo & Son, Inc.	745,776	73,683
Scandinavian Tobacco Group A/S	3,970,636	60,505
Performance Food Group Co.[2]	928,000	54,622
Sovos Brands, Inc.[2]	2,116,344	47,724
Kotobuki Spirits Co., Ltd.	2,744,000	44,352
Milbon Co., Ltd.[3]	1,448,900	40,319
Raia Drogasil SA, ordinary nominative shares	7,187,050	39,492
Fever-Tree Drinks PLC	2,410,000	35,113
United Spirits, Ltd.[2]	2,672,208	32,376
Jonjee Hi-Tech Industrial and Commercial Holding Co., Ltd., Class A2	6,624,986	31,326
COSMOS Pharmaceutical Corp.	287,909	29,450
Fresh Del Monte Produce, Inc.	1,028,000	26,564

16	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Bakkafrost P/F	517,500	$26,368
Vector Group, Ltd.	2,207,896	23,492
AAK AB	1,081,159	19,457
Humble Group AB1,2,3	22,368,627	18,613
Avenue Supermarts, Ltd.[2]	417,313	18,467
TreeHouse Foods, Inc.[2]	407,606	17,763
PZ Cussons PLC	9,688,033	16,736
First Pacific Co., Ltd.	35,296,000	13,942
Lotus Bakeries NV	1,605	13,036
Century Pacific Food, Inc.	25,901,000	12,801
Icelandic Salmon AS2	515,000	8,389
Elders, Ltd.	1,527,040	5,671
DocMorris AG2,3	54,100	2,995
Beyond Meat, Inc.[2,3]	73,395	706
		2,040,228

Energy 2.86%
MEG Energy Corp.[2]	13,234,593	257,530
Vallourec SA1,2	13,072,036	158,894
Gaztransport & Technigaz SA	1,215,724	149,354
New Fortress Energy, Inc., Class A3	4,464,500	146,346
Weatherford International[2]	1,320,930	119,320
Transocean, Ltd.[2]	11,026,050	90,524
United Tractors Tbk PT	46,762,900	85,380
Northern Oil and Gas, Inc.	2,000,000	80,460
Championx Corp.	2,025,494	72,148
Golar LNG, Ltd.	2,905,331	70,483
Viper Energy Partners, LP	2,389,285	66,613
Chesapeake Energy Corp.	767,162	66,152
Cactus, Inc., Class A	1,149,091	57,696
Subsea 7 SA	3,601,032	49,554
Headwater Exploration, Inc.[3]	9,067,000	47,797
Helmerich & Payne, Inc.	1,043,270	43,984
Diamond Offshore Drilling, Inc.[2]	2,564,331	37,644
Borr Drilling, Ltd.[2,3]	2,678,727	19,019
Borr Drilling, Ltd. (NOK denominated)[2]	2,511,780	17,623
Range Resources Corp.	1,000,000	32,410
Equitrans Midstream Corp.	3,390,447	31,769
Aegis Logistics, Ltd.	7,636,295	30,275
Savannah Energy PLC[1,2,3,4]	96,128,672	27,715
DT Midstream, Inc.	356,000	18,840
Pason Systems, Inc.	1,596,000	15,840
TechnipFMC PLC	750,595	15,267
Vista Energy, SAB de CV, Class A (ADR)[2]	381,548	11,595
		1,820,232

Communication services 2.75%
Iridium Communications, Inc.	4,852,828	220,755
Iridium Communications, Inc.[7]	636,132	28,938
Lions Gate Entertainment Corp., Class B2	18,748,762	147,553
JCDecaux SE2	8,402,087	141,968
Indosat Tbk PT	199,203,301	126,384
TIM SA	36,639,957	108,537
Hemnet Group AB1	5,755,130	101,562
JYP Entertainment Corp.	1,179,024	98,078
Frontier Communications Parent, Inc.[2]	5,713,739	89,420
Ubisoft Entertainment SA2	2,615,048	84,705
CTS Eventim AG & Co. KGaA	1,479,072	84,177
New York Times Co., Class A	1,900,000	78,280
Ascential PLC[2]	21,822,269	55,586
Paradox Interactive AB	2,179,420	45,723
JOYY, Inc., Class A (ADR)	1,177,618	44,879
IHS Holding, Ltd.[2,3]	6,690,192	37,130
S4 Capital PLC[1,2]	43,989,266	35,999
Rightmove PLC	5,188,789	35,366
YouGov PLC	2,997,794	27,399
Schibsted ASA, Class A	1,084,595	24,448
Kadokawa Corp.	1,075,000	21,502

SMALLCAP World Fund	17

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Trustpilot Group PLC[2]	16,821,394	$21,085
Toei Animation Co., Ltd.[3]	228,200	20,171
Gogo, Inc.[2]	1,490,155	17,777
PLAYSTUDIOS, Inc., Class A2	4,500,000	14,310
Megacable Holdings, SAB de CV, ordinary participation certificates, units	6,425,211	14,143
MTN Group, Ltd.	1,458,066	8,667
Nextdoor Holdings, Inc., Class A2,3	4,315,268	7,854
PROTO Corp.[3]	633,400	5,132
Boat Rocker Media, Inc.[2,3]	2,611,926	3,365
Viaplay Group AB, Class B2,3	742,636	2,385
		1,753,278

Real estate 1.72%
Altus Group, Ltd.[1,3]	3,670,044	127,050
DigitalBridge Group, Inc., Class A	6,523,773	114,688
Corp. Inmobiliaria Vesta, SAB de CV	28,130,095	92,796
Corp. Inmobiliaria Vesta, SAB de CV (ADR)	253,400	8,329
Embassy Office Parks REIT	27,077,060	97,937
PotlatchDeltic Corp. REIT	1,876,968	85,196
Safestore Holdings PLC	8,110,595	72,780
Macrotech Developers, Ltd.	5,273,048	50,793
JHSF Participações SA1	48,472,472	45,902
ESR-Logos REIT	222,463,669	45,523
Fibra Uno Administración REIT, SA de CV3	25,000,000	41,673
Multiplan Empreendimentos Imobiliários SA, ordinary nominative shares	7,237,633	35,378
Four Corners Property Trust, Inc. REIT	1,582,553	35,117
Mindspace Business Parks REIT	9,000,000	33,856
TAG Immobilien AG2	2,559,112	26,866
SRE Holdings Corp.[1,2,3]	1,290,828	25,409
Zillow Group, Inc., Class C, nonvoting shares[2]	525,000	24,234
K-Fast Holding AB, Class B1,2	15,781,928	19,762
LXP Industrial Trust REIT	2,175,000	19,357
Fastighets AB Balder, Class B2,3	3,821,000	17,107
CTP NV	1,113,342	15,936
StorageVault Canada, Inc.	4,307,048	14,333
Swedish Logistic Property AB, Class B2	4,739,069	11,360
Ayala Land, Inc.	21,494,200	11,183
Douglas Elliman, Inc.[3]	4,216,866	9,530
St. Joe Co.	167,101	9,079
Genova Property Group AB2	2,126,731	7,307
		1,098,481

Utilities 0.60%
Black Hills Corp.	2,579,893	130,517
ACEN Corp.	749,358,624	65,009
SembCorp Industries, Ltd.	13,415,085	49,872
Neoenergia SA	13,037,148	47,749
Brookfield Infrastructure Corp., Class A, subordinate voting shares[3]	1,299,614	45,947
ENN Energy Holdings, Ltd.	3,166,000	26,167
SJW Group	242,255	14,562
Mytrah Energy, Ltd.[1,2,4]	10,418,000	127
		379,950

Total common stocks (cost: $46,096,455,000)		58,338,051

Preferred securities 0.91%
Information technology 0.35%
PsiQuantum Corp., Series D, preferred shares[2,4,5]	1,334,542	41,331
Skyryse, Inc., Series B, preferred shares[1,2,4,5]	1,649,110	36,627
Outreach Corp., Series G, preferred shares[2,4,5]	1,554,053	33,940
Kandou Holding SA, Series D, preferred shares[2,4,5]	4,400,000	30,800
SiFive, Inc., Series F, preferred shares[2,4,5]	3,451,632	25,922
ANDPAD, Inc., Series D, preferred shares[2,4,5]	459,413	21,927
Patreon, Inc., Series E, preferred shares[2,4,5]	698,208	14,621
Patreon, Inc., Series Seed, preferred shares[2,4,5]	163,096	3,415
Yotpo, Ltd., Series F, preferred shares[2,4,5]	8,332,809	11,333
Yotpo, Ltd., Series B, preferred shares[2,4,5]	1,111,347	1,511
Yotpo, Ltd., Series C, preferred shares[2,4,5]	1,057,985	1,439

18	SMALLCAP World Fund

Preferred securities (continued)	Shares	Value (000)
Information technology (continued)
Yotpo, Ltd., Series A-1, preferred shares[2,4,5]	709,592	$965
Yotpo, Ltd., Series A, preferred shares[2,4,5]	345,899	470
Yotpo, Ltd., Series C-1, preferred shares[2,4,5]	293,302	399
Yotpo, Ltd., Series D, preferred shares[2,4,5]	163,552	222
Yotpo, Ltd., Series B-1, preferred shares[2,4,5]	130,625	178
		225,100

Industrials 0.22%
Relativity Space, Inc., Series D, preferred shares[2,4,5]	2,143,751	45,726
Relativity Space, Inc., Series E, preferred shares[2,4,5]	464,197	9,902
Einride AB, Series B, preferred shares[1,2,4,5]	1,334,588	44,160
Einride AB, Series A, preferred shares[1,2,4,5]	11,990	397
ABL Space Systems Co., Series B, preferred shares[2,4,5]	777,162	20,199
WorkRise Technologies, Inc., Series E, preferred shares[2,4,5]	95,423	19,820
		140,204

Health care 0.17%
Laronde, Inc., Series B, 6.00% preferred shares[2,4,5]	1,785,714	32,375
Rapport Therapeutics, Inc., Series B, 8.00% noncumulative preferred shares[1,2,4,5]	12,520,345	21,000
InSilico Medicine Cayman TopCo, Series D, preferred shares[2,4,5]	605,423	19,192
KRY International AB, Series E, preferred shares[2,4,5]	114,059	18,817
ClearNote Health, Inc., Series C, 5.00% noncumulative preferred shares[1,2,4,5]	1,531,102	11,330
Artiva Biotherapeutics, Inc., Series B, preferred shares[2,4,5]	636,364	6,720
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[2,4,5]	4,397,107	44
		109,478

Financials 0.09%
PPRO Holding GmbH, Series B-1, 8.00% preferred shares[1,2,4,5]	13,618	35,920
Pine Labs Pte., Ltd., Series J, cumulative preferred shares[2,4,5]	57,100	19,748
		55,668

Real estate 0.06%
QuintoAndar, Ltd., Series E-1, preference shares[2,4,5]	244,733	37,461

Consumer discretionary 0.02%
StockX, Inc., Series E-1, preferred shares[2,4,5]	222,222	8,693
StockX, Inc., Series AA, preferred shares[2,4,5]	57,338	2,243
StockX, Inc., Series B, preferred shares[2,4,5]	3,094	121
		11,057

Total preferred securities (cost: $697,327,000)		578,968

Rights & warrants 0.14%
Industrials 0.07%
Warom Technology, Inc. Co., Class A, warrants, expire 9/30/2024[2,7]	8,603,931	25,679
Centre Testing International Group Co., Ltd., Class A, warrants, expire 3/20/2024[2,7]	7,265,018	18,562
Guangzhou Baiyun International Airport Co., Ltd., Class A, warrants, expire 8/23/2024[2,7]	263,149	404
Momentus, Inc., warrants, expire 5/15/2026[2]	2,225,000	22
		44,667

Information technology 0.07%
OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 1/27/2025[2,7]	2,838,640	44,184
Foursquare Labs, Inc., Series A, warrants, expire 12/4/2033[2,4,5]	1,163,990	9
Kandou Holding SA, warrants, expire 8/18/2028[2,4,5]	2,257,143	—	[6]
		44,193

Total rights & warrants (cost: $117,845,000)		88,860

Convertible stocks 0.09%
Utilities 0.05%
TAE Technologies, Inc., Series G2, 4.00% cumulative convertible preferred shares[4,5]	300,000	28,713

SMALLCAP World Fund	19

Convertible stocks (continued)	Shares		Value (000)
Information technology 0.04%
Tarana Wireless, Inc., Series 6, noncumulative convertible preferred shares[4,5]		14,888,589	$15,922
Tarana Wireless, Inc., Series 7, noncumulative convertible preferred shares[4,5]		935,103	1,000
RealSelf, Inc., Series C, convertible preferred shares[1,2,4,5]		3,468,862	9,921
			26,843

Total convertible stocks (cost: $62,179,000)			55,556

Convertible bonds & notes 0.00%	Principal amount (000)
Health care 0.00%
ClearNote Health, Inc., convertible notes, 8.00% 10/28/2025[1,4,5]	USD	2,000	2,000

Total convertible bonds & notes (cost: $2,000,000)			2,000

Short-term securities 8.62%		Shares
Money market investments 8.05%
Capital Group Central Cash Fund 5.44%[1,8]		51,292,533	5,128,740

Money market investments purchased with collateral from securities on loan 0.57%
Capital Group Central Cash Fund 5.44%[1,8,9]		599,504	59,944
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.26%[8,9]		52,014,580	52,015
BlackRock Liquidity Funds – FedFund, Institutional Shares 5.24%[8,9]		43,300,000	43,300
Dreyfus Treasury Obligations Cash Management, Institutional Shares 5.23%[8,9]		43,300,000	43,300
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 5.27%[8,9]		43,300,000	43,300
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.24%[8,9]		39,500,000	39,500
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.29%[8,9]		35,900,000	35,900
Fidelity Investments Money Market Government Portfolio, Class I 5.23%[8,9]		25,100,000	25,100
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 5.27%[8,9]		17,900,000	17,900
			360,259

Total short-term securities (cost: $5,488,846,000)			5,488,999
Total investment securities 101.36% (cost: $52,464,652,000)			64,552,434
Other assets less liabilities (1.36)%			(864,215)

Net assets 100.00%			$63,688,219

Investments in affiliates1

	Value of affiliates at 10/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2023 (000)	Dividend or interest income (000)
Common stocks 24.68%
Industrials 7.34%
Saia, Inc.[2]	$373,449	$29,281	$45,752	$15,569	$ 417,810	$790,357	$—
Diploma PLC	247,981	32,517	—	—	111,239	391,737	6,875
Comfort Systems USA, Inc.	248,847	60,810	100,284	24,437	154,548	388,358	1,798
Interpump Group SpA	170,547	138,838	1,727	9	54,447	362,114	1,906
ATS Corp.[2,10]	149,940	55,215	—	—	107,719	312,874	—
AZEK Co., Inc. (The), Class A2	94,533	124,687	89,074	23,866	116,296	270,308	—
Arcosa, Inc.	220,883	299	57,411	5,433	43,161	212,365	706
Wizz Air Holdings PLC[2]	124,398	19,418	17,783	(9,942)	53,210	169,301	—
EnPro Industries, Inc.	123,697	5,677	17,648	339	53,123	165,188	1,538
Visional, Inc.[2,3]	184,944	5,552	—	—	(33,412)	157,084	—

20	SMALLCAP World Fund

Investments in affiliates1 (continued)

	Value of affiliates at 10/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2023 (000)	Dividend or interest income (000)
Carel Industries SpA	$112,363	$30,581	$23,627	$13,008	$10,603	$142,928	$969
Kadant, Inc.	95,935	27,142	18,155	(1,089)	34,156	137,989	628
Harmonic Drive Systems, Inc.[3]	153,146	48,120	28,454	(13,373)	(30,092)	129,347	1,090
ICF International, Inc.	9,993	101,447	—	—	6,770	118,210	416
Enerpac Tool Group Corp., Class A	—	112,313	—	—	(549)	111,764	—
Japan Elevator Service Holdings Co., Ltd.	91,582	64,861	67,318	(19,096)	23,482	93,511	886
Johns Lyng Group, Ltd.[3]	81,872	1,170	—	—	4,507	87,549	1,248
DO & CO AG, non-registered shares[3]	51,410	—	—	—	34,116	85,526	867
dip Corp.	85,046	—	—	—	(2,830)	82,216	1,892
Daiseki Co., Ltd.[3]	10,758	79,487	—	—	(10,513)	79,732	1,057
Titagarh Rail Systems, Ltd.	—	34,905	—	—	34,197	69,102	46
Volution Group PLC	50,954	—	—	—	17,977	68,931	1,432
Instalco AB	71,184	12,374	7,810	(1,411)	(17,453)	56,884	1,337
Marlowe PLC[2,3]	61,893	—	—	—	(12,801)	49,092	—
NORMA Group SE, non-registered shares	—	57,963	—	—	(11,570)	46,393	1,031
Montana Aerospace AG2	34,688	976	—	—	6,110	41,774	—
Fasadgruppen Group AB3	29,797	804	—	—	(9,690)	20,911	653
Norva24 Group AB2	4,708	21,702	—	—	(10,000)	16,410	—
Einride AB2,4,5	17,834	1,604	—	—	(4,936)	14,502	—
Alfen NV2,3,11	109,251	—	17,033	14,921	(64,281)	—	—
Antares Vision SpA[2,3,11]	37,577	—	949	(2,087)	(16,188)	—	—
Armstrong World Industries, Inc.[11]	228,843	14,086	81,364	(31,150)	12,502	—	2,040
BayCurrent Consulting, Inc.[11]	296,667	30,405	192,149	61,183	43,189	—	2,577
Interface, Inc.[12]	42,442	—	48,469	(7,870)	13,897	—	47
Japan Airport Terminal Co., Ltd.[11]	204,235	52,223	152,495	(2,325)	20,570	—	870
KEI Industries, Ltd.[11]	79,713	10,314	25,834	8,083	43,332	—	143
Midac Holdings Co., Ltd.[3,11]	42,395	—	10,397	(5,589)	(10,544)	—	56
Montrose Environmental Group, Inc.[12]	54,645	—	55,334	312	377	—	—
Pegasus Hava Tasimaciligi AS12	68,307	—	113,674	62,804	(17,437)	—	—
Reliance Worldwide Corp., Ltd.[11]	—	95,873	42,965	4,493	10,877	—	3,044
Skymark Airlines, Inc.[12]	—	39,196	36,719	(2,477)	—	—	170
Upwork, Inc.[2,11]	24,381	78,421	41,239	(5,489)	(3,848)	—	—
						4,672,457
Consumer discretionary 4.84%
TopBuild Corp.[2]	349,352	55,625	12,958	6,279	209,326	607,624	—
Tube Investments of India, Ltd.	410,555	—	18,971	9,846	16,581	418,011	494
YETI Holdings, Inc.[2]	196,619	23,637	16,877	(13,234)	144,437	334,582	—
MakeMyTrip, Ltd.[2]	119,017	18,521	3,986	241	47,158	180,951	—
Cavco Industries, Inc.[2]	35,158	105,442	—	—	15,821	156,421	—
WH Smith PLC	108,181	19,728	2,568	(467)	26,016	150,890	1,952
Boot Barn Holdings, Inc.[2]	23,209	98,010	—	—	23,884	145,103	—
Pets at Home Group PLC	96,500	3,563	—	—	37,934	137,997	5,279
Watches of Switzerland Group PLC[2]	71,302	90,774	—	—	(37,754)	124,322	—
Domino’s Pizza Group PLC	60,604	6,455	—	—	53,533	120,592	3,241
Jack in the Box, Inc.	93,084	31,438	—	—	(13,570)	110,952	2,438
DPC Dash, Ltd.[2]	10,835	54,898	—	—	16,247	81,980	—
Malibu Boats, Inc., Class A2	40,840	43,982	—	—	(3,988)	80,834	—
Golden Entertainment, Inc.	66,178	15,374	—	—	(4,501)	77,051	4,509
Auction Technology Group PLC[2]	76,577	1,173	—	—	(873)	76,877	—
Shoei Co., Ltd.[3]	44,358	35,130	—	—	(13,833)	65,655	2,235

SMALLCAP World Fund	21

Investments in affiliates1 (continued)

	Value of affiliates at 10/1/2022 (000)		Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2023 (000)		Dividend or interest income (000)
Victoria PLC[2]	$33,462		$11,467		$—	$—	$13,524	$58,453		$—
Musti Group OYJ	46,469		—		4,663	(5,825)	9,529	45,510		1,303
Beazer Homes USA, Inc.[2]	16,050		—		—	—	25,296	41,346		—
AcadeMedia AB	28,256		3,991		7,600	(1,146)	1,655	25,156		1,087
MasterCraft Boat Holdings, Inc.[2]	—		28,281		—	—	(6,615)	21,666		—
Snow Peak, Inc.[3]	46,400		—		3,182	(6,164)	(15,996)	21,058		272
BNN Technology PLC[2,4]	—	[6]	—		—	—	— [6]	—	[6]	—
Bajaj Electricals, Ltd.[12]	96,037		—		86,795	54,712	(63,954)	—		—
Bike24 Holding AG12	7,135		—		8,943	(44,529)	46,337	—		—
Dreamfolks Services, Ltd.[12]	10,390		1,429		16,805	5,445	(459)	—		12
Everi Holdings, Inc.[12]	79,809		—		80,660	57,018	(56,167)	—		—
Helen of Troy, Ltd.[2,11]	139,040		14,056		46,938	(49,524)	68,813	—		—
IDP Education, Ltd.[11]	200,438		67,700		86,596	(23,546)	(22,621)	—		3,786
JOANN, Inc.[12]	18,068		—		4,531	(29,418)	15,881	—		—
Kindred Group PLC (SDR)[11]	119,302		49,923		105,267	(14,690)	50,936	—		6,240
Lojas Quero-Quero SA12	16,156		—		12,481	(20,490)	16,815	—		—
NEXTAGE Co., Ltd.[12]	100,390		39,516		90,399	(43,308)	(6,199)	—		829
Porch Group, Inc.[12]	12,420		—		6,554	(27,491)	21,625	—		—
Traeger, Inc.[2,11]	14,732		2,892		—	—	(712)	—		—
								3,083,031
Information technology 4.42%
eMemory Technology, Inc.	227,400		—		64,416	4,997	166,808	334,789		3,924
Smartsheet, Inc., Class A2	218,334		60,792		31,635	(1,090)	42,344	288,745		—
ALTEN SA, non-registered shares	190,817		12,530		—	—	38,849	242,196		2,984
Kulicke and Soffa Industries, Inc.	184,251		—		3,860	(1,904)	50,044	228,531		3,572
Socionext, Inc.[3]	—		146,853		119,720	69,041	104,181	200,355		4,561
Rogers Corp.[2]	—		191,503		—	—	(23,766)	167,737		—
Maruwa Co., Ltd.[3]	36,196		104,091		—	—	14,730	155,017		387
Nordic Semiconductor ASA[2]	112,390		89,268		—	—	(49,412)	152,246		—
Dexerials Corp.[3]	116,270		—		—	—	11,016	127,286		2,568
Keywords Studios PLC	130,461		36,520		—	—	(47,813)	119,168		169
Tanla Platforms, Ltd.	87,331		—		—	—	27,467	114,798		445
Money Forward, Inc.[2]	75,953		9,648		13,716	(6,675)	48,520	113,730		—
Semtech Corp.[2]	17,205		85,028		17,410	(3,091)	16,135	97,867		—
Bytes Technology Group PLC	70,523		33,791		24,952	(14,740)	31,651	96,273		2,682
PAR Technology Corp.[2,3]	63,196		—		10,461	(13,982)	32,163	70,916		—
Mastek, Ltd.	50,944		1,190		—	—	18,639	70,773		559
Megaport, Ltd.[2]	44,425		—		—	—	25,584	70,009		—
Tri Chemical Laboratories, Inc.[3]	—		49,744		—	—	3,711	53,455		—
Lumine Group, Inc., subordinate voting shares[2]	—		43,928		—	—	6,592	50,520		—
Noventiq Holdings PLC (GDR)[2,4,7,10]	8,810		—		—	—	25,789	34,599		—
Noventiq Holdings PLC (GDR)[2,4,10]	8		—	[6]	—	—	24	32		—
SmartCraft ASA, Class A2	18,628		707		—	—	7,943	27,278		—
Cherry SE2,3,11	7,364		—		1,317	(8,744)	8,345	—		—
Crayon Group Holding ASA[2,11]	50,857		—		48,395	(46,465)	46,013	—		—
Credo Technology Group Holding, Ltd.[2,11]	90,141		33,123		84,373	37,388	9,590	—		—
Extreme Networks, Inc.[12]	113,015		2,466		174,821	74,269	(14,929)	—		—
Fabrinet, non-registered shares[2,11]	183,194		9,273		45,490	310	123,591	—		—
Global Unichip Corp.[11]	183,868		—		82,524	27,104	155,487	—		3,243
MotorK, Ltd.[12]	5,468		—		5,495	(11,784)	11,811	—		—

22	SMALLCAP World Fund

Investments in affiliates1 (continued)

	Value of affiliates at 10/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2023 (000)	Dividend or interest income (000)
Net One Systems Co., Ltd.[11]	$99,485	$32,545	$111,391	$(6,443)	$4,553	$—	$2,139
Network International Holdings PLC[12]	108,706	45,557	198,583	2,262	42,058	—	—
SINBON Electronics Co., Ltd.[11]	80,772	98,750	100,751	2,858	20,047	—	2,693
TDCX, Inc., Class A12	16,688	—	10,696	(5,319)	(673)	—	—
WeCommerce Holdings, Ltd., Class A12	3,060	—	5,475	(14,619)	17,034	—	—
Zuken, Inc.[3,11]	44,123	2,294	24,219	(8,377)	7,221	—	315
						2,816,320
Health care 2.62%
Max Healthcare Institute, Ltd.	335,885	10,149	116,741	28,603	80,761	338,657	596
Haemonetics Corp.[2]	303,065	5,077	85,469	9,558	42,866	275,097	—
CONMED Corp.	123,341	75,096	16,140	(3,061)	41,724	220,960	1,710
Xenon Pharmaceuticals, Inc.[2]	141,421	29,526	—	—	(9,669)	161,278	—
Amvis Holdings, Inc.	115,541	—	6,689	(2,851)	7,760	113,761	131
Tandem Diabetes Care, Inc.[2]	102,423	100,894	—	—	(103,955)	99,362	—
Revance Therapeutics, Inc.[2]	170,476	14,050	8,176	1,443	(100,596)	77,197	—
Zentalis Pharmaceuticals, Inc.[2]	14,794	69,829	—	—	(8,179)	76,444	—
BONESUPPORT Holding AB2	17,459	30,987	—	—	12,024	60,470	—
Netcare, Ltd.	40,809	15,130	—	—	(3,419)	52,520	2,313
Jeisys Medical, Inc.[2]	2,730	30,391	—	—	17,460	50,581	—
Surgical Science Sweden AB2	43,622	—	—	—	1,368	44,990	—
Silk Road Medical, Inc.[2]	125,623	7,529	—	—	(88,681)	44,471	—
Ocumension Therapeutics[2]	48,977	—	1,744	(7,511)	(4,639)	35,083	—
Nordhealth AS, Class A2	9,375	—	—	—	2,532	11,907	—
Precision BioSciences, Inc.[2]	8,730	—	—	—	(6,438)	2,292	—
Addus HomeCare Corp.[12]	89,421	—	84,351	(2,094)	(2,976)	—	—
Creo Medical Group PLC[2,11]	6,962	—	3,819	(21,713)	19,080	—	—
Genus PLC[11]	64,841	41,556	57,254	(24,965)	15,657	—	1,128
Medmix AG11	40,482	5,588	26,249	(40,247)	48,660	—	514
New Horizon Health, Ltd.[12]	42,209	—	71,503	(37,752)	67,046	—	—
						1,665,070
Financials 2.01%
Essent Group, Ltd.	197,178	120,203	—	—	89,543	406,924	7,734
IIFL Finance, Ltd.	99,987	27,325	2,217	926	73,470	199,491	1,367
360 ONE WAM, Ltd.[10]	98,842	61,596	—	—	11,973	172,411	5,165
Goosehead Insurance, Inc., Class A2	29,879	45,801	492	(955)	68,002	142,235	—
AUB Group, Ltd.	62,367	11,503	—	—	36,329	110,199	2,393
BFF Bank SpA	—	100,947	—	—	321	101,268	8,120
Trupanion, Inc.[2]	190,990	12,149	11,767	(22,641)	(75,750)	92,981	—
Boku, Inc.[2,3,5]	25,379	—	—	—	11,028	36,407	—
Hellenic Exchanges - Athens Stock Exchange SA	10,361	—	—	—	7,339	17,700	591
Aavas Financiers, Ltd.[2,11]	165,167	28,369	110,696	(47,690)	(12,726)	—	—
Independent Bank Group, Inc.[12]	132,980	3,339	94,061	(44,244)	1,986	—	1,844
Patria Investments, Ltd., Class A11	90,226	7,304	21,417	(3,727)	13,632	—	5,966
Seacoast Banking Corporation of Florida[12]	125,663	19,495	111,167	(19,896)	(14,095)	—	1,541
						1,279,616
Materials 1.53%
APL Apollo Tubes, Ltd.	198,170	29,206	—	—	108,964	336,340	1,040
LANXESS AG	144,010	77,794	—	—	(46,043)	175,761	7,139
Zeon Corp.[3]	—	156,417	—	—	5,463	161,880	3,792
Materion Corp.	9,723	102,144	9,547	930	21,339	124,589	539

SMALLCAP World Fund	23

Investments in affiliates1 (continued)

	Value of affiliates at 10/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2023 (000)	Dividend or interest income (000)
FUJIMI INCORPORATED[3]	$25,022	$57,668	$—	$—	$18,925	$101,615	$2,580
MEC Co., Ltd.	—	40,539	—	—	(824)	39,715	5
Aluflexpack AG2,3	23,652	—	—	—	(6,488)	17,164	—
Re:NewCell AB2,3	17,542	1,558	2,156	(4,069)	3,840	16,715	—
Perimeter Solutions SA12	94,450	45,130	125,935	(37,110)	23,465	—	—
Toyo Gosei Co., Ltd.[3,11]	28,289	—	22,473	(14,259)	21,940	—	137
Venator Materials PLC[12]	7,497	—	3,820	(18,180)	14,503	—	—
						973,779
Consumer staples 1.07%
Emmi AG	247,648	—	—	—	52,185	299,833	5,160
Simply Good Foods Co.[2]	184,598	4,908	—	—	14,088	203,594	—
Grocery Outlet Holding Corp.[2]	196,915	9,075	18,052	(3,143)	(23,409)	161,386	—
Humble Group AB2,3	9,409	6,775	—	—	2,429	18,613	—
Milbon Co., Ltd.[3,11]	104,902	7,598	35,941	(30,476)	(5,764)	—	1,472
Redcare Pharmacy NV, non-registered shares[2,10,11]	46,389	3,059	35,189	3,761	72,886	—	—
Sok Marketler Ticaret AS, non-registered shares[12]	41,357	—	55,942	9,642	4,943	—	—
Sovos Brands, Inc.[2,11]	71,925	4,150	73,046	28,294	16,401	—	—
						683,426
Energy 0.29%
Vallourec SA2	96,289	41,878	—	—	20,727	158,894	—
Savannah Energy PLC[2,3,4]	29,272	—	—	—	(1,557)	27,715	—
Northern Oil and Gas, Inc.[11]	165,940	—	128,799	71,427	(28,108)	—	5,103
						186,609
Communication services 0.22%
Hemnet Group AB	32,459	44,543	—	—	24,560	101,562	506
S4 Capital PLC[2]	—	50,604	—	—	(14,605)	35,999	—
Direct Marketing MIX, Inc.[12]	27,521	13,018	15,614	(28,215)	3,290	—	374
Pebble Group PLC[12]	13,532	—	14,304	(4,473)	5,245	—	—
						137,561
Real estate 0.34%
Altus Group, Ltd.[3]	117,322	10,818	9,062	(1,923)	9,895	127,050	1,623
JHSF Participações SA	65,466	1,028	—	—	(20,592)	45,902	4,525
SRE Holdings Corp.[2,3]	27,781	—	—	—	(2,372)	25,409	—
K-Fast Holding AB, Class B2	24,470	3,628	—	—	(8,336)	19,762	—
DigitalBridge Group, Inc., Class A11	96,429	21,141	43,470	(30,748)	71,336	—	251
Genova Property Group AB2,11	10,794	—	—	—	(3,487)	—	—
						218,123
Utilities 0.00%
Mytrah Energy, Ltd.[2,4]	116	—	—	—	11	127	—
Total common stocks						15,716,119
Preferred securities 0.23%
Information technology 0.06%
Skyryse, Inc., Series B, preferred shares[2,4,5]	40,700	—	—	—	(4,073)	36,627	—
Industrials 0.07%
Einride AB, Series B, preferred shares[2,4,5]	60,860	—	—	—	(16,700)	44,160	—
Einride AB, Series A, preferred shares[2,4,5]	547	—	—	—	(150)	397	—
Relativity Space, Inc., Series D, preferred shares[2,4,5,11]	39,166	—	—	—	6,560	—	—
Relativity Space, Inc., Series E, preferred shares[2,4,5,11]	8,481	—	—	—	1,421	—	—
						44,557

24	SMALLCAP World Fund

Investments in affiliates1 (continued)

	Value of affiliates at 10/1/2022 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2023 (000)	Dividend or interest income (000)
Health care 0.05%
Rapport Therapeutics, Inc., Series B, 8.00% noncumulative preferred shares[2,4,5]	$—	$21,000	$—		$—	$—	$21,000	$—
ClearNote Health, Inc., Series C, 5.00% noncumulative preferred shares[2,4,5,10]	9,814	—	—		—	1,516	11,330	—
							32,330
Financials 0.05%
PPRO Holding GmbH, Series B-1, 8.00% preferred shares[2,4,5]	57,732	—	—		—	(21,812)	35,920	—
Total preferred securities							149,434
Convertible stocks 0.02%
Information technology 0.02%
RealSelf, Inc., Series C, convertible preferred shares[2,4,5]	10,163	—	—		—	(242)	9,921	—
Convertible bonds & notes 0.00%
Health care 0.00%
ClearNote Health, Inc., convertible notes, 8.00% 10/28/2025[4,5,10]	—	2,000	—		—	—	2,000	148
Industrials 0.00%
Einride AB, convertible notes, 7.00% 2/1/2023[12]	1,895	—	1,500		—	(395)	—	32
Total convertible bonds & notes							2,000
Short-term securities 8.15%
Money market investments 8.05%
Capital Group Central Cash Fund 5.44%[8]	4,775,818	5,545,859	5,192,959		(58)	80	5,128,740	205,840
Money market investments purchased with collateral from securities on loan 0.10%
Capital Group Central Cash Fund 5.44%[8,9]	290,972		231,028	[13]			59,944	—	[14]
Total short-term securities							5,188,684
Total 33.08%					$(236,153)	$3,328,017	$21,066,158	$380,619

Restricted securities5

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Structure Therapeutics, Inc.[2]	9/29/2023	$53,466	$67,628	.11%
Einride AB, Series B, preferred shares[1,2,4]	3/23/2021-5/6/2021	18,753	44,160	.07
Einride AB1,2,4	7/16/2021-2/1/2023	10,542	14,502	.02
Einride AB, Series A, preferred shares[1,2,4]	10/11/2021	311	397	.00	[15]
Relativity Space, Inc., Series D, preferred shares[2,4]	11/20/2020	32,000	45,726	.07
Relativity Space, Inc., Series E, preferred shares[2,4]	5/27/2021	10,600	9,902	.02
Pine Labs Pte., Ltd.[2,4]	5/12/2021	28,710	26,630	.04
Pine Labs Pte., Ltd., Series J, cumulative preferred shares[2,4]	5/12/2021	21,291	19,748	.03
PsiQuantum Corp., Series D, preferred shares[2,4]	5/28/2021	35,000	41,331	.07
QuintoAndar, Ltd., Series E-1, preference shares[2,4]	12/20/2021	50,000	37,461	.06
Skyryse, Inc., Series B, preferred shares[1,2,4]	10/21/2021	40,700	36,627	.06
Boku, Inc.[1,2,3]	2/11/2021-9/21/2021	48,584	36,407	.06
PPRO Holding GmbH, Series B-1, 8.00% preferred shares[1,2,4]	1/28/2021	48,694	35,920	.06
Outreach Corp., Series G, preferred shares[2,4]	5/27/2021	45,482	33,940	.05
Laronde, Inc., Series B, 6.00% preferred shares[2,4]	8/10/2021	50,000	32,375	.05
Kandou Holding SA, Series D, preferred shares[2,4]	11/17/2021-8/18/2023	30,800	30,800	.05

SMALLCAP World Fund	25

Restricted securities5 (continued)

	Acquisition date(s)	Cost (000)		Value (000)		Percent of net assets
Kandou Holding SA, warrants, expire 8/18/2028[2,4]	8/18/2023	$—	[6]	$—	[6]	.00%[15]
TAE Technologies, Inc., Series G2, 4.00% cumulative convertible preferred shares[4]	7/7/2022	30,000		28,713		.05
Dock, Ltd.[2,4]	10/19/2020	26,000		28,419		.04
SiFive, Inc., Series F, preferred shares[2,4]	3/16/2022	25,000		25,922		.04
BridgeBio Pharma, Inc.[2]	9/25/2023	26,333		24,191		.04
KRY International AB, Series E, preferred shares[2,4]	5/13/2021	51,891		18,817		.03
KRY International AB, Series A2,4	5/13/2021	8,533		3,257		.00	[15]
Patreon, Inc., Series E, preferred shares[2,4]	9/1/2020	11,944		14,621		.02
Patreon, Inc., Class B2,4	10/26/2020-10/27/2020	3,255		3,978		.01
Patreon, Inc., Series Seed, preferred shares[2,4]	9/16/2020	2,790		3,415		.00	[15]
ANDPAD, Inc., Series D, preferred shares[2,4]	6/30/2022	19,506		21,927		.03
Rapport Therapeutics, Inc., Series B, 8.00% noncumulative preferred shares[1,2,4]	8/7/2023-8/31/2023	21,000		21,000		.03
ABL Space Systems Co., Series B, preferred shares[2,4]	3/24/2021	35,000		20,199		.03
Yotpo, Ltd., Series F, preferred shares[2,4]	2/25/2021	18,329		11,333		.02
Yotpo, Ltd.[2,4]	3/16/2021	5,475		3,563		.01
Yotpo, Ltd., Series B, preferred shares[2,4]	3/16/2021	2,322		1,511		.00	[15]
Yotpo, Ltd., Series C, preferred shares[2,4]	3/16/2021	2,211		1,439		.00	[15]
Yotpo, Ltd., Series A-1, preferred shares[2,4]	3/16/2021	1,483		965		.00	[15]
Yotpo, Ltd., Series A, preferred shares[2,4]	3/16/2021	723		470		.00	[15]
Yotpo, Ltd., Series C-1, preferred shares[2,4]	3/16/2021	613		399		.00	[15]
Yotpo, Ltd., Series D, preferred shares[2,4]	3/16/2021	341		222		.00	[15]
Yotpo, Ltd., Series B-1, preferred shares[2,4]	3/16/2021	273		178		.00	[15]
WorkRise Technologies, Inc., Series E, preferred shares[2,4]	3/8/2021	40,000		19,820		.03
InSilico Medicine Cayman TopCo, Series D, preferred shares[2,4]	5/13/2022-7/18/2022	23,685		19,192		.03
StockX, Inc., Series E-1, preferred shares[2,4]	4/15/2021	20,000		8,693		.02
StockX, Inc.[2,4]	4/5/2021	14,682		6,329		.01
StockX, Inc., Series AA, preferred shares[2,4]	4/5/2021	5,203		2,243		.00	[15]
StockX, Inc., Series B, preferred shares[2,4]	4/5/2021	281		121		.00	[15]
Tarana Wireless, Inc., Series 6, noncumulative convertible preferred shares[4]	2/18/2022	12,179		15,922		.03
Tarana Wireless, Inc., Series 7, noncumulative convertible preferred shares[4]	6/27/2023	1,000		1,000		.00	[15]
ClearNote Health, Inc., Series C, 5.00% noncumulative preferred shares[1,2,4]	4/26/2021	15,101		11,330		.02
ClearNote Health, Inc., convertible notes, 8.00% 10/28/2025[1,4]	12/1/2022	2,000		2,000		.00	[15]
RealSelf, Inc., Series C, convertible preferred shares[1,2,4]	4/18/2018	19,000		9,921		.02
Artiva Biotherapeutics, Inc., Series B, preferred shares[2,4]	2/24/2021	7,000		6,720		.01
Foursquare Labs, Inc., Series A2,4	12/3/2013	20,000		2,364		.00	[15]
Foursquare Labs, Inc., Series A, warrants, expire 12/4/2033[2,4]	8/22/2014	—	[6]	9		.00	[15]
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[2,4]	2/7/2020	9,000		44		.00	[15]
Total		$1,007,086		$853,801		1.34%

26	SMALLCAP World Fund

[1]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $846,284,000, which represented 1.33% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Value determined using significant unobservable inputs.
[5]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $853,801,000, which represented 1.34% of the net assets of the fund.
[6]	Amount less than one thousand.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $152,851,000, which represented .24% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 9/30/2023.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	This security changed its name during the reporting period.
[11]	Affiliated issuer during the reporting period but no longer an affiliate at 9/30/2023. Refer to the investment portfolio for the security value at 9/30/2023.
[12]	Affiliated issuer during the reporting period but no longer held at 9/30/2023.
[13]	Represents net activity. Refer to Note 5 for more information on securities lending.
[14]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[15]	Amount less than .01%.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GDR = Global Depositary Receipts

NOK = Norwegian kroner

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Refer to the notes to financial statements.

SMALLCAP World Fund	27

Financial statements

Statement of assets and liabilities
at September 30, 2023	(dollars in thousands)

Assets:
Investment securities, at value (includes $846,284 of investment securities on loan):
Unaffiliated issuers (cost: $33,848,008)	$43,486,276
Affiliated issuers (cost: $18,616,644)	21,066,158	$64,552,434
Cash		5,880
Cash denominated in currencies other than U.S. dollars (cost: $9,075)		9,074
Receivables for:
Sales of investments	67,279
Sales of fund’s shares	61,027
Dividends and interest	92,165
Securities lending income	1,396
Other	41	221,908
		64,789,296
Liabilities:
Collateral for securities on loan		360,259
Payables for:
Purchases of investments	463,007
Repurchases of fund’s shares	32,544
Investment advisory services	32,597
Services provided by related parties	10,293
Directors’ deferred compensation	4,468
Non-U.S. taxes	195,032
Other	2,877	740,818
Net assets at September 30, 2023		$63,688,219

Net assets consist of:
Capital paid in on shares of capital stock		$52,964,156
Total distributable earnings		10,724,063
Net assets at September 30, 2023		$63,688,219

Refer to the notes to financial statements.

28	SMALLCAP World Fund

Financial statements (continued)

Statement of assets and liabilities
at September 30, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000 shares,
$.01 par value (1,065,122 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$25,283,133	429,061		$58.93
Class C	348,580	7,307		47.70
Class T	12	—	*	59.82
Class F-1	446,428	7,704		57.95
Class F-2	8,514,327	140,167		60.74
Class F-3	5,017,780	83,126		60.36
Class 529-A	1,473,237	25,421		57.95
Class 529-C	37,014	760		48.72
Class 529-E	49,731	901		55.22
Class 529-T	16	—	*	59.65
Class 529-F-1	9	—	*	59.51
Class 529-F-2	223,020	3,764		59.25
Class 529-F-3	10	—	*	59.33
Class R-1	26,130	526		49.73
Class R-2	427,896	8,596		49.78
Class R-2E	30,550	538		56.77
Class R-3	611,221	11,127		54.93
Class R-4	584,528	10,006		58.42
Class R-5E	166,209	2,787		59.64
Class R-5	288,390	4,652		61.99
Class R-6	20,159,998	328,679		61.34

*	Amount less than one thousand.

Refer to the notes to financial statements.

SMALLCAP World Fund	29

Financial statements (continued)

Statement of operations
for the year ended September 30, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $48,817; also includes $380,439 from affiliates)	$896,815
Securities lending income (net of fees)	25,949
Interest (includes $180 from affiliates)	9,267	$932,031
Fees and expenses*:
Investment advisory services	385,210
Distribution services	81,910
Transfer agent services	55,022
Administrative services	19,044
529 plan services	1,113
Reports to shareholders	2,287
Registration statement and prospectus	2,050
Directors’ compensation	733
Auditing and legal	221
Custodian	6,242
State and local taxes	1
Other	1,021	554,854
Net investment income		377,177

Net realized loss and unrealized appreciation:
Net realized loss on:
Investments (net of non-U.S. taxes of $30,856):
Unaffiliated issuers	(151,506)
Affiliated issuers	(236,153)
Currency transactions	(8,340)	(395,999)
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $191,530):
Unaffiliated issuers	4,170,341
Affiliated issuers	3,328,017
Currency translations	332	7,498,690
Net realized loss and unrealized appreciation		7,102,691
Net increase in net assets resulting from operations		$7,479,868

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended September 30,
	2023	2022
Operations:
Net investment income	$377,177	$66,217
Net realized loss	(395,999)	(453,940)
Net unrealized appreciation (depreciation)	7,498,690	(29,397,182)
Net increase (decrease) in net assets resulting from operations	7,479,868	(29,784,905)

Distributions paid to shareholders	(90,904)	(6,882,670)

Net capital share transactions	719,111	11,033,527

Total increase (decrease) in net assets	8,108,075	(25,634,048)

Net assets:
Beginning of year	55,580,144	81,214,192
End of year	$63,688,219	$55,580,144

Refer to the notes to financial statements.

30	SMALLCAP World Fund

Notes to financial statements

1. Organization

SMALLCAP World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

SMALLCAP World Fund	31

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

32	SMALLCAP World Fund

Processes and structure — The fund’s board of directors has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Industrials	$6,447,636	$6,962,225	$14,502	$13,424,363
Consumer discretionary	7,258,389	4,303,723	6,329	11,568,441
Information technology	4,719,023	4,428,527	72,955	9,220,505
Health care	5,249,738	2,482,925	3,257	7,735,920
Financials	3,657,232	3,169,651	26,630	6,853,513
Materials	883,070	1,560,070	—	2,443,140
Consumer staples	909,786	1,130,442	—	2,040,228
Energy	1,301,437	491,080	27,715	1,820,232
Communication services	812,941	940,337	—	1,753,278
Real estate	662,662	435,819	—	1,098,481
Utilities	238,775	141,048	127	379,950
Preferred securities	—	—	578,968	578,968
Rights & warrants	22	88,829	9	88,860
Convertible stocks	—	—	55,556	55,556
Convertible bonds & notes	—	—	2,000	2,000
Short-term securities	5,488,999	—	—	5,488,999
Total	$37,629,710	$26,134,676	$788,048	$64,552,434

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended September 30, 2023 (dollars in thousands):

	Beginning value at 10/1/2022	Transfers into Level 3*	Purchases	Sales	Net realized gain†	Unrealized depreciation†	Transfers out of Level 3*	Ending value at 9/30/2023
Investment securities	$898,553	$29,272	$41,404	$(149,943)	$2,140	$(22,414)	$(10,964)	$788,048

Net unrealized depreciation during the year on Level 3 investment securities held at September 30, 2023								$(99,713)

*	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
†	Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

SMALLCAP World Fund	33

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 9/30/2023	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average	*	Impact to valuation from an increase in input†
			EV/Gross Profit multiple	17.1x	17.1x		Increase
			EV/Sales multiple	2.1x - 7.2x	4.7x		Increase
		Market comparable companies	Net adjustment (decrease) based on movement of market comparables	36% - 71%	50%		Decrease
Common stocks	$151,515		DLOM	24% - 30%	28%		Decrease
		Market approach	Transaction price	Not applicable	Not applicable		Not applicable
			Discount to last trade price	10%	10%		Decrease
		Transaction	Transaction price	Not applicable	Not applicable		Not applicable
		Estimated recovery value	Expected proceeds	Not applicable	Not applicable		Not applicable
		Transaction	Transaction price	Not applicable	Not applicable		Not applicable
			Discount to transaction price	10% - 25%	14%		Decrease
			Discount for uncertainty	6% - 20%	10%		Decrease
		Discounted cash flow	WACC	10% - 20%	14%		Decrease
			Risk discount	10% - 95%	44%		Decrease
		Market comparable companies	EV/Sales multiple	2.1x - 14.7x	9.6x		Increase
			EV/Gross Profit multiple	13.8x - 17.1x	16.2x		Increase
			Price/Sales multiple	7.7x	7.7x		Increase
Preferred securities	578,968		Net adjustment (decrease) based on movement of market comparables	31% - 71%	55%		Decrease
			Net adjustment (increase) based on movement of market comparables	1% - 37%	15%		Increase
			DLOM	15% - 30%	20%		Decrease
		Inputs to market comparables and discounted cash flow	Weight ascribed to market comparables	50%	50%		Not applicable
			Weight ascribed to discounted cash flow	50%	50%		Not applicable
		Estimated recovery value	Expected proceeds	Not applicable	Not applicable		Not applicable
Rights & warrants	9	Black-Scholes	Underlying share price	Not applicable	Not applicable		Not applicable
			Implied volatility	30%	30%		Increase
		Estimated recovery value	Expected proceeds	Not applicable	Not applicable		Not applicable
Convertible stocks	55,556	Market comparable companies	EV/Sales multiple	5.6x	5.6x		Increase
			DLOM	16%	16%		Decrease
		Discounted cash flow	WACC	20%	20%		Decrease
		Transaction	Transaction price	Not applicable	Not applicable		Not applicable
Convertible bonds & notes	2,000	Transaction	Transaction price	Not applicable	Not applicable		Not applicable
Total	$788,048

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

DLOM = Discount for lack of marketability

EV = Enterprise value

WACC = Weighted average cost of capital

34	SMALLCAP World Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

SMALLCAP World Fund	35

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of September 30, 2023, the total value of securities on loan was $846,284,000, and the total value of collateral received was $885,064,000. Collateral received includes cash of $360,259,000 and U.S. government securities of $524,805,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

36	SMALLCAP World Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended September 30, 2023, the fund recognized $373,000 in reclaims (net of $12,000 in fees and the effect of realized gain or loss from currency translations) and $51,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2023, the fund reclassified $3,042,000 from total distributable earnings to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$456,639
Capital loss carryforward*	(1,200,474)
Gross unrealized appreciation on investments	16,836,093
Gross unrealized depreciation on investments	(5,171,375)
Net unrealized appreciation on investments	11,664,718
Cost of investments	52,887,716

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

SMALLCAP World Fund	37

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended September 30, 2023					Year ended September 30, 2022
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class A	$—		$—	$—		$—	$3,186,223	$3,186,223
Class C	—		—	—		—	69,187	69,187
Class T	—	†	—	—	†	—	2	2
Class F-1	—		—	—		—	66,368	66,368
Class F-2	16,318		—	16,318		—	892,658	892,658
Class F-3	14,319		—	14,319		—	458,716	458,716
Class 529-A	—		—	—		—	189,038	189,038
Class 529-C	—		—	—		—	8,227	8,227
Class 529-E	—		—	—		—	7,066	7,066
Class 529-T	—	†	—	—	†	—	2	2
Class 529-F-1	—	†	—	—	†	—	1	1
Class 529-F-2	477		—	477		—	23,295	23,295
Class 529-F-3	—	†	—	—	†	—	1	1
Class R-1	—		—	—		—	3,472	3,472
Class R-2	—		—	—		—	67,127	67,127
Class R-2E	—		—	—		—	4,067	4,067
Class R-3	—		—	—		—	85,499	85,499
Class R-4	—		—	—		—	81,892	81,892
Class R-5E	270		—	270		—	16,013	16,013
Class R-5	773		—	773		—	39,887	39,887
Class R-6	58,747		—	58,747		—	1,683,929	1,683,929
Total	$90,904		$—	$90,904		$—	$6,882,670	$6,882,670

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.585% on such assets in excess of $71 billion. On September 13, 2022, the fund’s board of directors approved an amended investment advisory and service agreement effective December 1, 2022, decreasing the annual rate to 0.583% on daily net assets in excess of $89 billion. For the year ended September 30, 2023, the investment advisory services fees were $385,210,000, which were equivalent to an annualized rate of 0.607% of average daily net assets.

38	SMALLCAP World Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2023, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended September 30, 2023, the 529 plan services fees were $1,113,000, which were equivalent to 0.060% of the average daily net assets of each 529 share class.

SMALLCAP World Fund	39

For the year ended September 30, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$64,078	$38,199		$7,836		Not applicable
Class C	3,871	572		117		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	1,191	884		147		Not applicable
Class F-2	Not applicable	9,221		2,506		Not applicable
Class F-3	Not applicable	41		1,437		Not applicable
Class 529-A	3,492	2,104		462		$922
Class 529-C	434	60		13		26
Class 529-E	264	31		16		32
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	74		67		133
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	273	27		8		Not applicable
Class R-2	3,360	1,562		134		Not applicable
Class R-2E	184	62		9		Not applicable
Class R-3	3,203	970		192		Not applicable
Class R-4	1,560	635		187		Not applicable
Class R-5E	Not applicable	250		50		Not applicable
Class R-5	Not applicable	163		92		Not applicable
Class R-6	Not applicable	167		5,771		Not applicable
Total class-specific expenses	$81,910	$55,022		$19,044		$1,113

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $733,000 in the fund’s statement of operations reflects $262,000 in current fees (either paid in cash or deferred) and a net increase of $471,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended September 30, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $310,916,000 and $212,479,000, respectively, which generated $57,224,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2023.

40	SMALLCAP World Fund

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2023.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2023

Class A	$1,485,457	24,948	$—		—		$(2,890,673)	(48,926)	$(1,405,216)	(23,978)
Class C	41,630	862	—	†	—	†	(119,351)	(2,474)	(77,721)	(1,612)
Class T	—	—	—		—		—	—	—	—
Class F-1	25,269	434	—		—		(93,978)	(1,610)	(68,709)	(1,176)
Class F-2	1,869,036	30,461	15,913		272		(1,647,025)	(27,089)	237,924	3,644
Class F-3	1,461,886	24,072	14,216		244		(878,174)	(14,535)	597,928	9,781
Class 529-A	127,535	2,177	—		—		(217,420)	(3,689)	(89,885)	(1,512)
Class 529-C	7,553	153	—		—		(20,526)	(416)	(12,973)	(263)
Class 529-E	4,159	75	—		—		(8,655)	(154)	(4,496)	(79)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	42,140	705	477		8		(35,443)	(590)	7,174	123
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	3,328	66	—		—		(4,202)	(81)	(874)	(15)
Class R-2	69,604	1,379	—		—		(105,450)	(2,107)	(35,846)	(728)
Class R-2E	7,123	125	—		—		(6,561)	(115)	562	10
Class R-3	101,326	1,829	—		—		(154,016)	(2,791)	(52,690)	(962)
Class R-4	68,382	1,159	—		—		(144,973)	(2,471)	(76,591)	(1,312)
Class R-5E	38,759	647	270		5		(29,855)	(495)	9,174	157
Class R-5	30,438	485	772		13		(69,340)	(1,118)	(38,130)	(620)
Class R-6	2,540,804	40,964	58,382		987		(869,706)	(13,960)	1,729,480	27,991
Total net increase (decrease)	$7,924,429	130,541	$90,030		1,529		$(7,295,348)	(122,621)	$719,111	9,449

Refer to the end of the table for footnotes.

SMALLCAP World Fund	41

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2022

Class A	$2,421,112	34,645	$3,146,250	40,871		$(3,690,285)	(54,443)	$1,877,077	21,073
Class C	66,264	1,160	68,902	1,091		(167,718)	(2,984)	(32,552)	(733)
Class T	—	—	—	—		—	—	—	—
Class F-1	45,086	654	65,695	867		(117,196)	(1,743)	(6,415)	(222)
Class F-2	2,927,107	41,641	870,184	10,996		(2,324,879)	(34,030)	1,472,412	18,607
Class F-3	1,624,182	23,394	457,164	5,818		(1,066,551)	(15,796)	1,014,795	13,416
Class 529-A	168,539	2,448	189,018	2,495		(243,193)	(3,640)	114,364	1,303
Class 529-C	10,188	176	8,226	127		(27,532)	(469)	(9,118)	(166)
Class 529-E	4,479	68	7,065	98		(9,950)	(153)	1,594	13
Class 529-T	—	—	2	—	†	—	—	2	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	50,316	727	23,290	302		(34,329)	(493)	39,277	536
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	5,640	100	3,379	51		(4,431)	(77)	4,588	74
Class R-2	94,180	1,611	67,065	1,018		(162,921)	(2,679)	(1,676)	(50)
Class R-2E	8,789	130	4,067	55		(13,993)	(212)	(1,137)	(27)
Class R-3	139,524	2,147	85,413	1,184		(198,862)	(3,008)	26,075	323
Class R-4	125,246	1,809	81,883	1,073		(197,736)	(2,848)	9,393	34
Class R-5E	54,982	776	16,010	206		(32,097)	(463)	38,895	519
Class R-5	45,010	629	39,865	494		(98,277)	(1,389)	(13,402)	(266)
Class R-6	5,496,061	76,309	1,675,414	20,985		(672,122)	(9,916)	6,499,353	87,378
Total net increase (decrease)	$13,286,705	188,424	$6,808,894	87,731		$(9,062,072)	(134,343)	$11,033,527	141,812

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $20,104,105,000 and $16,839,007,000, respectively, during the year ended September 30, 2023.

42	SMALLCAP World Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursement[4]		Ratio of expenses to average net assets after reimbursement[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
9/30/2023	$51.99	$.25	$6.69	$6.94	$—	$—	$—	$58.93	13.31%	$25,283		1.05%		1.05%		.42%
9/30/2022	88.19	(.04)	(28.76)	(28.80)	—	(7.40)	(7.40)	51.99	(35.39)	23,553		1.01		1.01		(.05)
9/30/2021	66.23	(.37)	23.60	23.23	—	(1.27)	(1.27)	88.19	35.35	38,095		1.02		1.02		(.44)
9/30/2020	55.24	(.15)	13.63	13.48	—	(2.49)	(2.49)	66.23	24.98	27,781		1.06		1.06		(.25)
9/30/2019	60.19	.05	(1.69)	(1.64)	—	(3.31)	(3.31)	55.24	(1.37)	23,203		1.06		1.06		.09
Class C:
9/30/2023	42.40	(.16)	5.46	5.30	—	—	—	47.70	12.48	349		1.79		1.79		(.34)
9/30/2022	73.86	(.46)	(23.60)	(24.06)	—	(7.40)	(7.40)	42.40	(35.86)	378		1.75		1.75		(.81)
9/30/2021	56.04	(.82)	19.91	19.09	—	(1.27)	(1.27)	73.86	34.36	713		1.75		1.75		(1.18)
9/30/2020	47.42	(.48)	11.59	11.11	—	(2.49)	(2.49)	56.04	24.07	575		1.79		1.79		(.97)
9/30/2019	52.63	(.32)	(1.58)	(1.90)	—	(3.31)	(3.31)	47.42	(2.13)	673		1.82		1.82		(.68)
Class T:
9/30/2023	52.73	.42	6.79	7.21	(.12)	—	(.12)	59.82	13.63 [5]	—	[6]	.77	[5]	.77	[5]	.70 [5]
9/30/2022	89.14	.13	(29.14)	(29.01)	—	(7.40)	(7.40)	52.73	(35.21)[5]	—	[6]	.76	[5]	.76	[5]	.19 [5]
9/30/2021	66.78	(.18)	23.81	23.63	—	(1.27)	(1.27)	89.14	35.64 [5]	—	[6]	.79	[5]	.79	[5]	(.21)[5]
9/30/2020	55.54	— [7]	13.73	13.73	—	(2.49)	(2.49)	66.78	25.30 [5]	—	[6]	.81	[5]	.81	[5]	— [5,8]
9/30/2019	60.35	.18	(1.68)	(1.50)	—	(3.31)	(3.31)	55.54	(1.14)[5]	—	[6]	.82	[5]	.82	[5]	.33 [5]
Class F-1:
9/30/2023	51.14	.22	6.59	6.81	—	—	—	57.95	13.25	446		1.08		1.08		.38
9/30/2022	86.92	(.07)	(28.31)	(28.38)	—	(7.40)	(7.40)	51.14	(35.41)	454		1.05		1.05		(.10)
9/30/2021	65.31	(.39)	23.27	22.88	—	(1.27)	(1.27)	86.92	35.31	791		1.05		1.05		(.48)
9/30/2020	54.51	(.15)	13.44	13.29	—	(2.49)	(2.49)	65.31	24.96	731		1.08		1.08		(.26)
9/30/2019	59.47	.03	(1.68)	(1.65)	—	(3.31)	(3.31)	54.51	(1.43)	703		1.10		1.10		.05
Class F-2:
9/30/2023	53.55	.43	6.88	7.31	(.12)	—	(.12)	60.74	13.64	8,514		.77		.77		.70
9/30/2022	90.40	.14	(29.59)	(29.45)	—	(7.40)	(7.40)	53.55	(35.23)	7,311		.76		.76		.20
9/30/2021	67.69	(.15)	24.13	23.98	—	(1.27)	(1.27)	90.40	35.69	10,659		.76		.76		(.18)
9/30/2020	56.26	.01	13.91	13.92	—	(2.49)	(2.49)	67.69	25.32	6,608		.79		.79		.02
9/30/2019	61.07	.20	(1.70)	(1.50)	—	(3.31)	(3.31)	56.26	(1.12)	4,909		.80		.80		.36
Class F-3:
9/30/2023	53.22	.50	6.83	7.33	(.19)	—	(.19)	60.36	13.75	5,018		.66		.66		.82
9/30/2022	89.80	.22	(29.40)	(29.18)	—	(7.40)	(7.40)	53.22	(35.14)	3,904		.65		.65		.32
9/30/2021	67.18	(.07)	23.96	23.89	—	(1.27)	(1.27)	89.80	35.83	5,382		.66		.66		(.08)
9/30/2020	55.80	.07	13.80	13.87	—	(2.49)	(2.49)	67.18	25.44	3,065		.68		.68		.12
9/30/2019	60.54	.25	(1.68)	(1.43)	—	(3.31)	(3.31)	55.80	(1.02)	2,153		.70		.70		.46
Class 529-A:
9/30/2023	51.14	.23	6.58	6.81	—	—	—	57.95	13.27	1,473		1.08		1.08		.39
9/30/2022	86.91	(.05)	(28.32)	(28.37)	—	(7.40)	(7.40)	51.14	(35.40)	1,378		1.04		1.04		(.08)
9/30/2021	65.29	(.38)	23.27	22.89	—	(1.27)	(1.27)	86.91	35.31	2,227		1.04		1.04		(.47)
9/30/2020	54.51	(.16)	13.43	13.27	—	(2.49)	(2.49)	65.29	24.95	1,662		1.09		1.09		(.28)
9/30/2019	59.47	.02	(1.67)	(1.65)	—	(3.31)	(3.31)	54.51	(1.43)	1,337		1.12		1.12		.03

Refer to the end of the table for footnotes.

SMALLCAP World Fund	43

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total creturn[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursement[4]		Ratio of expenses to average net assets after reimbursement[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
9/30/2023	$43.33	$(.20)	$5.59	$5.39	$—	$—	$—	$48.72	12.39%	$37		1.86%		1.86%		(.40)%
9/30/2022	75.34	(.51)	(24.10)	(24.61)	—	(7.40)	(7.40)	43.33	(35.90)	44		1.81		1.81		(.87)
9/30/2021	57.17	(.86)	20.30	19.44	—	(1.27)	(1.27)	75.34	34.30	89		1.79		1.79		(1.22)
9/30/2020	48.35	(.49)	11.80	11.31	—	(2.49)	(2.49)	57.17	24.02	86		1.84		1.84		(.99)
9/30/2019	53.60	(.34)	(1.60)	(1.94)	—	(3.31)	(3.31)	48.35	(2.17)	185		1.86		1.86		(.72)
Class 529-E:
9/30/2023	48.83	.11	6.28	6.39	—	—	—	55.22	13.04	50		1.27		1.27		.19
9/30/2022	83.48	(.19)	(27.06)	(27.25)	—	(7.40)	(7.40)	48.83	(35.53)	48		1.25		1.25		(.29)
9/30/2021	62.89	(.53)	22.39	21.86	—	(1.27)	(1.27)	83.48	35.04	81		1.26		1.26		(.68)
9/30/2020	52.68	(.26)	12.96	12.70	—	(2.49)	(2.49)	62.89	24.70	62		1.28		1.28		(.47)
9/30/2019	57.73	(.09)	(1.65)	(1.74)	—	(3.31)	(3.31)	52.68	(1.64)	58		1.31		1.31		(.17)
Class 529-T:
9/30/2023	52.59	.39	6.76	7.15	(.09)	—	(.09)	59.65	13.55 [5]	—	[6]	.83	[5]	.83	[5]	.64 [5]
9/30/2022	88.95	.10	(29.06)	(28.96)	—	(7.40)	(7.40)	52.59	(35.24)[5]	—	[6]	.81	[5]	.81	[5]	.15 [5]
9/30/2021	66.67	(.22)	23.77	23.55	—	(1.27)	(1.27)	88.95	35.60 [5]	—	[6]	.84	[5]	.84	[5]	(.26)[5]
9/30/2020	55.49	(.03)	13.70	13.67	—	(2.49)	(2.49)	66.67	25.21 [5]	—	[6]	.85	[5]	.85	[5]	(.05)[5]
9/30/2019	60.32	.15	(1.67)	(1.52)	—	(3.31)	(3.31)	55.49	(1.17)[5]	—	[6]	.87	[5]	.87	[5]	.28 [5]
Class 529-F-1:
9/30/2023	52.48	.34	6.74	7.08	(.05)	—	(.05)	59.51	13.48 [5]	—	[6]	.90	[5]	.90	[5]	.56 [5]
9/30/2022	88.82	.06	(29.00)	(28.94)	—	(7.40)	(7.40)	52.48	(35.28)[5]	—	[6]	.87	[5]	.87	[5]	.09 [5]
9/30/2021	66.57	(.29)	23.81	23.52	—	(1.27)	(1.27)	88.82	35.60 [5]	—	[6]	.80	[5]	.80	[5]	(.42)[5]
9/30/2020	55.41	(.03)	13.68	13.65	—	(2.49)	(2.49)	66.57	25.21	181		.86		.86		(.05)
9/30/2019	60.26	.15	(1.69)	(1.54)	—	(3.31)	(3.31)	55.41	(1.22)	146		.88		.88		.27
Class 529-F-2:
9/30/2023	52.24	.43	6.71	7.14	(.13)	—	(.13)	59.25	13.65	223		.75		.75		.72
9/30/2022	88.37	.14	(28.87)	(28.73)	—	(7.40)	(7.40)	52.24	(35.22)	190		.76		.76		.21
9/30/2021[9,10]	65.50	(.16)	24.30	24.14	—	(1.27)	(1.27)	88.37	37.11 [11]	274		.80	[12]	.80	[12]	(.21)[12]
Class 529-F-3:
9/30/2023	52.32	.44	6.72	7.16	(.15)	—	(.15)	59.33	13.66	—	[6]	.73		.73		.74
9/30/2022	88.45	.17	(28.90)	(28.73)	—	(7.40)	(7.40)	52.32	(35.19)	—	[6]	.71		.71		.25
9/30/2021[9,10]	65.50	(.09)	24.31	24.22	—	(1.27)	(1.27)	88.45	37.23 [11]	—	[6]	.76	[12]	.71	[12]	(.12)[12]
Class R-1:
9/30/2023	44.18	(.14)	5.69	5.55	—	—	—	49.73	12.52	26		1.75		1.75		(.28)
9/30/2022	76.62	(.45)	(24.59)	(25.04)	—	(7.40)	(7.40)	44.18	(35.86)	24		1.74		1.74		(.77)
9/30/2021	58.09	(.85)	20.65	19.80	—	(1.27)	(1.27)	76.62	34.35	36		1.75		1.75		(1.18)
9/30/2020	49.08	(.50)	12.00	11.50	—	(2.49)	(2.49)	58.09	24.07	28		1.79		1.79		(.98)
9/30/2019	54.32	(.33)	(1.60)	(1.93)	—	(3.31)	(3.31)	49.08	(2.12)	24		1.82		1.82		(.68)

Refer to the end of the table for footnotes.

44	SMALLCAP World Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursement[4]	Ratio of expenses to average net assets after reimbursement[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
9/30/2023	$44.23	$(.15)	$5.70	$5.55	$—	$—	$—	$49.78	12.50%	$428	1.76%	1.76%	(.29)%
9/30/2022	76.71	(.48)	(24.60)	(25.08)	—	(7.40)	(7.40)	44.23	(35.87)	412	1.76	1.76	(.81)
9/30/2021	58.16	(.85)	20.67	19.82	—	(1.27)	(1.27)	76.71	34.37	719	1.75	1.75	(1.17)
9/30/2020	49.12	(.49)	12.02	11.53	—	(2.49)	(2.49)	58.16	24.09	588	1.78	1.78	(.97)
9/30/2019	54.36	(.31)	(1.62)	(1.93)	—	(3.31)	(3.31)	49.12	(2.12)	542	1.79	1.79	(.65)
Class R-2E:
9/30/2023	50.29	.01	6.47	6.48	—	—	—	56.77	12.85	31	1.46	1.46	.01
9/30/2022	85.92	(.34)	(27.89)	(28.23)	—	(7.40)	(7.40)	50.29	(35.67)	27	1.46	1.46	(.51)
9/30/2021	64.83	(.71)	23.07	22.36	—	(1.27)	(1.27)	85.92	34.76	48	1.46	1.46	(.88)
9/30/2020	54.34	(.38)	13.36	12.98	—	(2.49)	(2.49)	64.83	24.46	35	1.48	1.48	(.67)
9/30/2019	59.52	(.18)	(1.69)	(1.87)	—	(3.31)	(3.31)	54.34	(1.82)	28	1.50	1.50	(.34)
Class R-3:
9/30/2023	48.59	.09	6.25	6.34	—	—	—	54.93	13.03	611	1.31	1.31	.16
9/30/2022	83.16	(.23)	(26.94)	(27.17)	—	(7.40)	(7.40)	48.59	(35.58)	587	1.31	1.31	(.35)
9/30/2021	62.68	(.57)	22.32	21.75	—	(1.27)	(1.27)	83.16	34.95	978	1.31	1.31	(.73)
9/30/2020	52.54	(.28)	12.91	12.63	—	(2.49)	(2.49)	62.68	24.65	806	1.33	1.33	(.52)
9/30/2019	57.60	(.10)	(1.65)	(1.75)	—	(3.31)	(3.31)	52.54	(1.67)	757	1.34	1.34	(.20)
Class R-4:
9/30/2023	51.52	.27	6.63	6.90	—	—	—	58.42	13.35	585	1.01	1.01	.45
9/30/2022	87.46	(.04)	(28.50)	(28.54)	—	(7.40)	(7.40)	51.52	(35.38)	583	1.01	1.01	(.05)
9/30/2021	65.68	(.35)	23.40	23.05	—	(1.27)	(1.27)	87.46	35.37	987	1.01	1.01	(.43)
9/30/2020	54.78	(.12)	13.51	13.39	—	(2.49)	(2.49)	65.68	25.03	835	1.02	1.02	(.21)
9/30/2019	59.71	.06	(1.68)	(1.62)	—	(3.31)	(3.31)	54.78	(1.37)	791	1.04	1.04	.11
Class R-5E:
9/30/2023	52.58	.40	6.76	7.16	(.10)	—	(.10)	59.64	13.56	166	.81	.81	.66
9/30/2022	88.94	.11	(29.07)	(28.96)	—	(7.40)	(7.40)	52.58	(35.24)	138	.81	.81	.17
9/30/2021	66.64	(.19)	23.76	23.57	—	(1.27)	(1.27)	88.94	35.63	188	.80	.80	(.22)
9/30/2020	55.44	(.01)	13.70	13.69	—	(2.49)	(2.49)	66.64	25.28	84	.82	.82	(.02)
9/30/2019	60.26	.18	(1.69)	(1.51)	—	(3.31)	(3.31)	55.44	(1.16)	39	.84	.84	.32
Class R-5:
9/30/2023	54.65	.47	7.02	7.49	(.15)	—	(.15)	61.99	13.68	288	.71	.71	.75
9/30/2022	92.04	.18	(30.17)	(29.99)	—	(7.40)	(7.40)	54.65	(35.18)	288	.70	.70	.25
9/30/2021	68.86	(.11)	24.56	24.45	—	(1.27)	(1.27)	92.04	35.77	510	.71	.71	(.13)
9/30/2020	57.16	.06	14.13	14.19	—	(2.49)	(2.49)	68.86	25.40	406	.72	.72	.09
9/30/2019	61.94	.22	(1.69)	(1.47)	—	(3.31)	(3.31)	57.16	(1.06)	376	.74	.74	.40
Class R-6:
9/30/2023	54.08	.50	6.95	7.45	(.19)	—	(.19)	61.34	13.76	20,160	.66	.66	.82
9/30/2022	91.12	.23	(29.87)	(29.64)	—	(7.40)	(7.40)	54.08	(35.15)	16,261	.65	.65	.33
9/30/2021	68.15	(.06)	24.30	24.24	—	(1.27)	(1.27)	91.12	35.84	19,437	.66	.66	(.07)
9/30/2020	56.56	.08	14.00	14.08	—	(2.49)	(2.49)	68.15	25.47	11,166	.67	.67	.14
9/30/2019	61.31	.26	(1.70)	(1.44)	—	(3.31)	(3.31)	56.56	(1.02)	8,031	.69	.69	.47

Refer to the end of the table for footnotes.

SMALLCAP World Fund	45

Financial highlights (continued)

	Year ended September 30,
	2023	2022	2021	2020	2019
Portfolio turnover rate for all share classes[13]	29%	32%	30%	38%	39%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Amount less than $.01.
[8]	Amount less than .01%.
[9]	Based on operations for a period that is less than a full year.
[10]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[11]	Not annualized.
[12]	Annualized.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

46	SMALLCAP World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the investment portfolio, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Costa Mesa, California
November 7, 2023

We have served as the auditor of one or more American Funds investment companies since 1956.

SMALLCAP World Fund	47

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2023, through September 30, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

48	SMALLCAP World Fund

Expense example (continued)

	Beginning account value 4/1/2023	Ending account value 9/30/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$986.74	$5.23	1.05%
Class A – assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class C – actual return	1,000.00	983.08	8.95	1.80
Class C – assumed 5% return	1,000.00	1,016.04	9.10	1.80
Class T – actual return	1,000.00	988.08	3.79	.76
Class T – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class F-1 – actual return	1,000.00	986.37	5.43	1.09
Class F-1 – assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class F-2 – actual return	1,000.00	988.14	3.84	.77
Class F-2 – assumed 5% return	1,000.00	1,021.21	3.90	.77
Class F-3 – actual return	1,000.00	988.71	3.29	.66
Class F-3 – assumed 5% return	1,000.00	1,021.76	3.35	.66
Class 529-A – actual return	1,000.00	986.72	5.33	1.07
Class 529-A – assumed 5% return	1,000.00	1,019.70	5.42	1.07
Class 529-C – actual return	1,000.00	982.67	9.19	1.85
Class 529-C – assumed 5% return	1,000.00	1,015.79	9.35	1.85
Class 529-E – actual return	1,000.00	985.54	6.37	1.28
Class 529-E – assumed 5% return	1,000.00	1,018.65	6.48	1.28
Class 529-T – actual return	1,000.00	987.77	4.09	.82
Class 529-T – assumed 5% return	1,000.00	1,020.96	4.15	.82
Class 529-F-1 – actual return	1,000.00	987.58	4.53	.91
Class 529-F-1 – assumed 5% return	1,000.00	1,020.51	4.61	.91
Class 529-F-2 – actual return	1,000.00	988.30	3.69	.74
Class 529-F-2 – assumed 5% return	1,000.00	1,021.36	3.75	.74
Class 529-F-3 – actual return	1,000.00	988.16	3.59	.72
Class 529-F-3 – assumed 5% return	1,000.00	1,021.46	3.65	.72
Class R-1 – actual return	1,000.00	983.16	8.70	1.75
Class R-1 – assumed 5% return	1,000.00	1,016.29	8.85	1.75
Class R-2 – actual return	1,000.00	983.21	8.70	1.75
Class R-2 – assumed 5% return	1,000.00	1,016.29	8.85	1.75
Class R-2E – actual return	1,000.00	984.73	7.26	1.46
Class R-2E – assumed 5% return	1,000.00	1,017.75	7.38	1.46
Class R-3 – actual return	1,000.00	985.48	6.47	1.30
Class R-3 – assumed 5% return	1,000.00	1,018.55	6.58	1.30
Class R-4 – actual return	1,000.00	986.84	5.03	1.01
Class R-4 – assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class R-5E – actual return	1,000.00	987.90	4.04	.81
Class R-5E – assumed 5% return	1,000.00	1,021.01	4.10	.81
Class R-5 – actual return	1,000.00	988.36	3.54	.71
Class R-5 – assumed 5% return	1,000.00	1,021.51	3.60	.71
Class R-6 – actual return	1,000.00	988.72	3.29	.66
Class R-6 – assumed 5% return	1,000.00	1,021.76	3.35	.66

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

SMALLCAP World Fund	49

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2023:

Foreign taxes	$0.07 per share
Foreign source income	$0.51 per share
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$36,875,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

50	SMALLCAP World Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2024. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC and information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and they were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through March 31, 2023. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

SMALLCAP World Fund	51

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology, as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

52	SMALLCAP World Fund

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Joseph J. Bonner, 1955	2019	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank)	3	Extra Space Storage
Cecilia V. Estolano, 1966	2022	Founder and CEO of Estolano Advisors (urban planning and public policy consultancy); CEO of Better World Group (boutique environmental advocacy consultancy)	3	None
John G. Freund, MD, 1953 Chair of the Board (Independent and Non-Executive)	2000	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995–2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016–2020)	14	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Yvonne L. Greenstreet, 1962	2019	Chief Executive Officer, Alnylam Pharmaceuticals, Inc.	3	None
Martin E. Koehler, 1957	2021	Independent management consultant	6	None
Sharon I. Meers, 1965	2017	Co-Founder and COO, Midi Health, Inc. (a women’s telehealth company)	7	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	9	Bunge Limited (agricultural business and food company)
Christopher E. Stone, 1956	2007	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	11	None

Interested directors5,6

Name and year of birth position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Brady L. Enright, 1967 Senior Vice President and Director	2004	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]	3	None
Anne-Marie Peterson, 1972 Director	2019	Partner — Capital World Investors, Capital Research and Management Company	3	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 55 for footnotes.

SMALLCAP World Fund	53

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Julian N. Abdey, 1972 Co-President	2014	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Jonathan Knowles, PhD, 1961 Co-President	2000	Partner — Capital World Investors, Capital Group Investment Management Pte. Ltd.[7]
Gregory W. Wendt, 1961 Co-President	1992	Partner — Capital Research Global Investors, Capital Research and Management Company
Walt Burkley, 1966 Principal Executive Officer	2007	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Peter Eliot, 1971 Senior Vice President	2018	Partner — Capital International Investors, Capital Research and Management Company
Bradford F. Freer, 1969 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital Research and Management Company
Leo Hee, 1971 Senior Vice President	2019	Partner — Capital World Investors, Capital Group Investment Management Pte. Ltd.[7]
M. Taylor Hinshaw, 1973 Senior Vice President	2023	Partner — Capital Research Global Investors, Capital Research and Management Company
Roz Hongsaranagon, 1979 Senior Vice President	2018	Partner — Capital World Investors, Capital Research and Management Company
Akira Horiguchi, 1972	2023	Partner — Capital International Investors, Capital International K.K.[7];
Senior Vice President		Partner — Capital International Investors, Capital International Sàrl[7]; Senior Vice President and Director, Capital International K.K.[7]
Dimitrije M. Mitrinovic, 1977 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Aidan O’Connell, 1968 Senior Vice President	2017	Partner — Capital Research Global Investors, Capital Research and Management Company
Samir Parekh, 1974 Senior Vice President	2020	Partner — Capital International Investors, Capital International, Inc.[7]
Piyada Phanaphat, 1978 Senior Vice President	2023	Partner — Capital World Investors, Capital International, Inc.[7]
Andraz Razen, 1975 Senior Vice President	2019	Partner — Capital World Investors, Capital Research Company[7]

54	SMALLCAP World Fund

Other officers (continued)6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Renaud H. Samyn, 1974 Senior Vice President	2020	Partner — Capital Research Global Investors, Capital Group Investment Management Pte. Ltd.[7]
Arun Swaminathan, 1983 Senior Vice President	2020	Partner — Capital World Investors, Capital Research and Management Company
Thatcher Thompson, 1969 Senior Vice President	2021	Partner — Capital World Investors, Capital Research and Management Company
Shlok Melwani, 1981 Vice President	2021	Partner — Capital Research Global Investors, Capital Research Company[7]
Julie E. Lawton, 1973 Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Hong T. Le, 1978 Treasurer	2018	Vice President — Investment Operations, Capital Research and Management Company
Melissa Leyva, 1976 Assistant Secretary	2023	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016–2018, 2020	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors and/or officers listed, with the exception of Shlok Melwani, Samir Parekh, Arun Swaminathan and Thatcher Thompson are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

SMALLCAP World Fund	55

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56	SMALLCAP World Fund

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SMALLCAP World Fund	57

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58	SMALLCAP World Fund

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SMALLCAP World Fund	59

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street
Los Angeles, CA 90071-1406

60	SMALLCAP World Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MCSI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Christopher E. Stone, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

SCWF

Registrant:
a) Audit Fees:
Audit	2022	175,000
	2023	20,000

b) Audit-Related Fees:
	2022	12,000
	2023	11,000

c) Tax Fees:
	2022	56,000
	2023	64,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	2,114,000
	2023	1,912,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2022	394,000
	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,577,000 for fiscal year 2022 and $1,987,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: November 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: November 30, 2023

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: November 30, 2023